                                                                   EXHIBIT 10.16

                             REIMBURSEMENT AGREEMENT

     THIS REIMBURSEMENT AGREEMENT, dated as of the 1st day of August, 2002, by and between ANGIODYNAMICS, INC., a corporation organized and existing under the laws of the State of Delaware, having a place of business at 603 Queensbury Avenue, Queensbury, New York 12804 (the "Company") and KEYBANK NATIONAL ASSOCIATION, a national banking association, having an office at 66 South Pearl Street, Albany, New York 12207 (the "Bank").

     WHEREAS, the Counties of Warren and Washington Industrial Development Agency (the "Agency") intends to issue its Tax-Exempt Multi-Mode Variable Rate Industrial Development Revenue Bonds (Angiodynamics, Inc. Project-Letter of Credit Secured) Series 2002 in the amount of $3,500,000.00 (the "Bonds"), and make available the proceeds of the Bonds to the Company as agent of the Agency to finance costs of the Project, (as defined in the Indenture [as hereinafter defined]); and

     WHEREAS, the Bonds are to be issued pursuant to an Indenture of Trust, dated as of August 1, 2002, by and between Agency and The Huntington National Bank, Cleveland, Ohio, as Trustee (the "Trustee") (as amended or supplemented from time to time, the "Indenture"); and

     WHEREAS, in connection therewith Bank is about to issue its irrevocable transferable direct pay letter of credit (the "Letter of Credit") in favor of Trustee; and

     WHEREAS, the proceeds of the Bonds are to be advanced pursuant to a certain Building Loan Agreement, dated as of August 1, 2002, by and among the Agency, the Trustee, the Bank and Company (as amended or supplemented from time to time, the "Building Loan Agreement; and

     WHEREAS, the Premises (as hereinafter defined) are to be sold to Company on an installment sale basis pursuant to an Installment Sale Agreement, dated as of August 1, 2002, by and between the Agency and Company (as amended or supplemented from time to time, the "Installment Sale Agreement"); and

     WHEREAS, it is the purpose of this Reimbursement Agreement to set forth the Bank's commitment to issue the Letter of Credit and Company's agreement to reimburse Bank for any and all payments made by Bank pursuant to the Letter of Credit and to otherwise set forth Bank's and Company's respective duties, covenants and agreements in respect of the Letter of Credit.

     NOW THEREFORE, in consideration of the mutual agreements made herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                   SECTION ONE
                                   -----------

                                   DEFINITIONS

     Section 1.1. Terms Defined. As used in this Reimbursement Agreement, the following terms have the following respective meanings. Any accounting term used but not specifically defined herein shall be construed in accordance with GAAP (as hereinafter defined). The definition of each agreement, document, and instrument set forth in this Section 1.1 shall be deemed to mean and include such agreement, document, or instrument as amended, restated, or modified from time to time:

     "Agency" shall mean the Counties of Warren and Washington Industrial Development Agency, a corporate governmental agency constituting a body corporate and politic and a public benefit corporation duly organized and existing under the laws of the state of New York, and it successors or assigns.

     "Affiliate" shall mean, with respect to any Person, any other Person directly controlling, controlled by or under direct or indirect common control with such Person. A Person shall be deemed to control a second Person if such first Person possesses, directly or indirectly, the power to (i) vote 10% or more of the securities having ordinary voting power for the directors or managers of such second Person or (ii) direct or cause the direction of the management and policies of such second Person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, (x) a director, officer, or employee of a Person shall not, solely by reason of such status, be considered an Affiliate of such Person and (y) the Bank shall not be considered an Affiliate of the Company.

     "Amortization Expense" shall mean, for any period, all amortization expenses of the Company, calculated in accordance with GAAP.

     "Architect" shall mean, whether individually or collectively, any and all architects performing architectural services in connection with the Project.

     "Assignment of Contracts" shall mean the assignment of contracts, dated as of August 1, 2002, by Company in favor of Bank, as said assignment of contracts may be amended or supplemented from time to time.

     "Bond Counsel" shall mean Bond, Schoeneck & King, PLLC, or any other nationally recognized Bond Counsel reasonably acceptable to Bank.

     "Bond Documents" shall mean the Indenture and any other document executed by Company in connection with the issuance and sale of the Bonds (other than the Credit Documents).

     "Bonds" shall mean, whether individually or collectively, the $3,500,000.00 in aggregate principal amount of Tax Exempt Multi-Mode Variable Rate Industrial Development Revenue Bonds (Angiodynamics, Inc. Project-Letter of Credit Secured), Series 2002.

     "Bond Pledge" shall mean the pledge and security agreement, dated as of August 1, 2002, by and among Company, the Trustee and Bank, as said pledge and security agreement may be amended or supplemented from time to time.

     "Building Loan Agreement" shall mean the building loan agreement, dated as of August 1, 2002, by and between the Company and the Bank, as said building loan agreement may be amended or supplemented from time to time.

     "Business Day" shall mean any day of the year other than (i) a Saturday or Sunday, (ii) any day on which commercial banks located in Cleveland, Ohio, or the city or cities in which are located the corporate trust offices of the Trustee and the Tender Agent and the office of Bank at which demands for payment under the Letter of Credit are to be presented are authorized by law to close, or (iii) any day on which the New York Stock Exchange is closed.

     "Cash Interest Expense" shall mean for any period, Interest Expense, reduced by any amount included therein which is "paid-in-kind" through an increase to principal or the issuance of an additional debt security in a principal amount equal to such interest.

     "Closing Date" shall mean August 29, 2002, or such other date agreed upon by Company and Bank.

     "Change Order Amount" means $15,000.00.

     "Completion Date" shall have the meaning set forth in the Indenture.

     "Construction Contract" shall mean, whether individually or collectively, any and all contracts, whether now existing or hereafter entered into, for the construction of the Facility between Company and Contractor, as approved, in writing, by Bank.

     Construction Inspector" shall mean, at Bank's option, either an officer or employee of Bank or consulting architects, engineers or inspectors appointed by Bank.

     "Contractor" shall mean, whether individually or collectively, any and all contractors performing work at the Project pursuant to the Construction Contract, all as approved, in writing, by Bank.

     "Credit" shall have the meaning set forth in Section 8.1(b) hereof.

     "Credit Documents" shall mean, whether individually or collectively, this Reimbursement Agreement, the Mortgage, the Building Loan Agreement, any agreement between Company and Bank, or any affiliate of Bank, with regard to the interest payable upon any obligation, whether direct or contingent, of Company to Bank, or any affiliate of Bank (whether individually or collectively, the "Swap Documentation"), the Bond Pledge, the Security Agreement, the Assignment of Contracts, the Indemnity Agreement and any other document now or hereafter executed by Company in favor of Bank or any affiliate thereof which affects the rights of Bank in or to the Project, in whole or in part, or which evidences, secures or guarantees any sum due under any Credit Document or any other obligation arising pursuant to any Credit Document.

     "Date of Issuance" shall mean the date of issuance of the Letter of Credit.

     "Default Rate" shall mean an interest rate per annum equal to five percent (5%) in excess of the Prime Rate, with each change in the Prime Rate automatically changing the Default Rate.

     "Depreciation Expense' shall mean, for any period, all depreciation expenses of the Company, calculated in accordance with GAAP.

     "Determination of Taxability" shall have the meaning assigned thereto in the Indenture.

     "EBIT" shall mean, for any period, Net Income for such period, plus the sum of the amounts for such period included in determining such Net Income of (i) Interest Expense and (ii) Income Tax Expense, calculated in accordance with GAAP.

     "EBITDA" shall mean, for any period, EBIT for such period, plus the sum (without duplication) of the amounts for such period included in determining EBIT of (i) Depreciation Expense, and (ii) Amortization Expense, calculated in accordance with GAAP.

     "Environmental Law" shall mean any federal, state, or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability upon a Person in connection with the use, release or disposal of any hazardous toxic or dangerous substance, waste or material.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended or supplemented, and all regulations thereunder.

     "Event of Default" shall have the meaning assigned thereto in Section 7 hereof.

     "Expiration Date" shall mean August 22, 2005, subject to extension as provided in Section 2.5 herein.

     "Facility" shall have the meaning assigned to such term in the Indenture.

     "Fee Calculation Amount" shall have the meaning set forth in Section
2.2(b).

     "Fixed Charge Ratio" shall mean the ratio of the Company's (i) EBITDA plus lease expense less other income less Unfunded Capital Expenditures less cash taxes paid less dividends and distributions to (ii) current maturities of long term debt plus current portion of long term leases plus Cash Interest Expense paid on loans and leases plus lease expense, calculated in accordance with GAAP.

     "Funded Debt Ratio" shall mean the ratio of the Company's (i) total funded Indebtedness to (ii) EBITDA less Unfunded Capital Expenditures, calculated in accordance with GAAP.

     "GAAP" shall mean generally accepted accounting principles as then in effect, which shall include the official interpretations thereof by the Financial Accounting Standards Board, consistently applied.

     "Income Tax Expense" shall mean, for any period, all provisions for taxes based upon Net Income (including, without limitation, any additions to such taxes, any penalties and interest with respect thereto), calculated in accordance with GAAP.

     "Indebtedness" shall mean, at a particular date, all indebtedness for money borrowed or for the deferred purchase price of property and lease obligations of Company which have been, or which in accordance with Statement of Financial Accounting Standards No. 13, as from time to time amended, should be, capitalized.

     "Indemnity Agreement" shall mean the environmental compliance and indemnification agreement, dated as of August 1, 2002, by Company in favor of Bank, as said environmental compliance and indemnification agreement may be amended or supplemented from time to time.

     "Indenture" shall mean the indenture of trust, dated as of August 1, 2002, between the Agency and the Trustee, as said indenture of trust may be amended or supplemented from time to time.

     "Indenture Default" shall mean an Event of Default under and pursuant to the Indenture.

     "Interest Commitment" shall have the respective meaning set forth in the Letter of Credit.

     "Interest Coverage Ratio" shall mean the ratio of the Company's (i) EBIT to
(ii) Cash Interest Expense, calculated in accordance with GAAP.

     "Interest Coverage Requirement" shall mean an amount equal to (i) ninety eight (98) days' accrued interest at the Maximum Rate on the outstanding principal amount of the Bonds to enable the Trustee to pay the interest on the Bonds when due and (ii) an amount equal to the interest portion, if any, of the purchase price of any Bonds tendered for purchase by the holder thereof to the extent remarketing proceeds are not available for such purposes.

     "Interest Drawing" shall have the respective meaning set forth in the Letter of Credit.

     "Interest Expense" shall mean, for any period, total interest expense (including that which is capitalized, that which is attributable to capital leases and the pre-tax equivalent of dividends payable on redeemable stock) with respect to all outstanding Indebtedness including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under any hedging agreements.

     "Letter of Credit" shall mean the Letter of Credit to be issued by Bank on the Closing Date pursuant to this Reimbursement Agreement, the Letter of Credit to be substantially in the forms of Exhibit A hereto.

     "Letter of Credit Commitment" shall have the respective meaning set forth in the Letter of Credit.

     "Maximum Rate" shall mean, as applicable, the interest rate per annum of eight percent (8.00%).

     "Mortgage" shall mean the mortgage and security agreement dated as of August 1, 2002 from the Agency and the Company in favor of the Bank, as said mortgage and security agreement may be amended or supplemented from time to time.

     "Net Income" shall mean, for any period, the net income (or loss), without deduction for minority interests, for such period taken as a single accounting period and calculated in accordance with GAAP.

     "Permitted Encumbrances" shall mean, with respect to the Pledged Collateral, as of any particular time, (a) liens for ad valorem taxes and special assessments not then delinquent, (b) this Reimbursement Agreement, the Mortgage, the Bond Pledge, the Security Agreement and any security interest or other lien created thereby, (c) any Permitted Encumbrances defined in any of the Credit Documents, (d) any liens permitted by Section 6.8 hereof, and (e) such minor defects, irregularities, encumbrances, clouds on title and to-be-created utility easements necessary for operation of the Project Facility as normally exist with respect to property similar in character to the Pledged Collateral and as do not materially interfere with or impair the use or value of the property affected thereby.

     "Person" shall mean any natural person, corporation (which shall be deemed to include business trust), association, partnership, political entity, or political subdivision thereof.

     "Plan" shall mean any plan defined in Section 4021(a) of ERISA in respect of which Company or any Subsidiary of Company is an "employer" or a "substantial employer" as defined in Sections 3(5) and 4001(a)(2) of ERISA, respectively.

     "Plans and Specifications" shall mean the plans and specifications for the Project approved by Bank.

     "Pledged Collateral" shall mean the collateral in which Company has given Bank a lien or security interest pursuant to the Mortgage, the Security Agreement, the Assignment of Contracts and/or the Bond Pledge and/or any other Credit Document.

     "Premises" shall mean the real property located in the Town of Queensbury, Warren County, New York made subject to, and more fully described in the Mortgage.

     "Prime Rate" shall mean that interest rate established from time to time by Bank as Bank's Prime Rate, whether or not such rate is publicly announced. The Prime Rate may not be the lowest rate charged by Bank for commercial or other extensions of credit.

     "Principal Commitment" shall have the meaning set forth in the Letter of Credit.

     "Principal Drawing" shall have the meaning set forth in the Letter of Credit.

     "Project" shall have the meaning assigned to such term in the Indenture.

     "Project Facility" shall have the meaning assigned to such term in the Indenture.

     "Project Fund" shall have the meaning assigned thereto in the Indenture.

     "Purchaser" shall mean the original purchaser or purchasers of the Bonds.

     "Qualified Investments" shall have the meaning assigned thereto in the Indenture.

     "Remarketing Agent" shall mean McDonald Investments Inc., Cleveland, Ohio, and such other Person hereafter performing the duties of the Remarketing Agent pursuant to the Indenture.

     "Remarketing Drawing" shall have the meaning set forth in the Letter of Credit.

     "Reportable Event" shall mean any reportable event as that term is defined in ERISA.

     "Security Agreement" shall mean the security agreement, dated as of August 1, 2002, by Company to Bank, as said security agreement may be amended or supplemented from time to time.

     "Subsidiary" or "Subsidiaries" shall mean (i) any corporation more than fifty percent (50%) of the capital stock of which is owned or controlled, directly or indirectly, by Company or any Subsidiary and whose accounts are required to be consolidated with those of Company in accordance with GAAP, consistently applied; and (ii) any non-profit corporation which is controlled, directly or indirectly, by Company.

     "Title Company" shall mean Chicago Title Insurance Company.

     "Title Policy" shall mean the title policy to be issued by the Title Company, with respect to the Mortgage.

     "Total Debt" shall mean the total of all items of Indebtedness or liability which in accordance with GAAP would be included in determining total liabilities on the liability side of the balance sheet as of the date of determination.

     "Trustee" shall mean The Huntington National Bank, or any successor Trustee under the Indenture.

     "Unfunded Capital Expenditures" shall mean total capital expenditures minus any corresponding increase in long-term debt or leases, calculated in accordance with GAAP.

                                   SECTION TWO
                                   -----------

                          ISSUANCE OF LETTER OF CREDIT

     Section 2.1. Issuance of Letter of Credit. Subject to the terms and conditions hereof, Bank agrees to execute and deliver the Letter of Credit. The obligations of Bank under the Letter of Credit shall be absolute and irrevocable and shall be performed strictly in accordance with the terms of the Letter of Credit and this Reimbursement Agreement.

     Section 2.2.  Fees and Reimbursement.

     (a)  Company hereby agrees to pay to Bank:

          (i) Before 2:00 p.m., New York time, on each date that any amount is drawn under the Letter of Credit pursuant to a Principal Drawing or an Interest Drawing, Company shall pay a sum equal to the amount so drawn under the Letter of Credit plus (x) interest accrued, if any, on the amount so drawn under the Letter of Credit as determined by clause (iv) of this subsection (a) of this Section 2.2, plus (y) any and all charges and expenses which Bank may pay or incur relative to such drawing under the Letter of Credit, plus (z) a fee in the amount of Two Hundred Dollars ($200.00) for that drawing under the Letter of Credit;

          (ii) Upon a Remarketing Drawing under the Letter of Credit, provided there is then no uncured Event of Default, Company shall have until the Expiration Date to reimburse Bank for the amount of the Remarketing Drawing, subject to the right of Bank to require redemption of the Bonds pursuant to Section 7.2 hereof. Any amounts received by Bank from the remarketing of Bonds purchased out of a Remarketing Drawing and registered to Bank or, at the direction of Bank, to Company, shall be applied pro rata against Company's obligation to reimburse Bank for the amount of the Remarketing Drawing. The amount of any unreimbursed Remarketing Drawing shall bear interest from the date of the Remarketing Drawing at a rate per annum equal to the Prime Rate plus one percent (1.0%). Such interest shall be payable on each Interest Payment Date for so long as such Remarketing Drawing or any portion thereof is unreimbursed. The payments of interest hereunder shall be credited pro rata against the interest accrued on the Bonds pledged to Bank under the Bond Pledge. Interest hereunder shall be calculated based on a 360-day year but calculated for the actual number of days elapsed;

          (iii) Upon each transfer of the Letter of Credit in accordance with its terms and as a condition thereto, a transfer fee of Five Hundred Dollars ($500.00) and such additional amounts as shall be necessary to cover the reasonable costs and expenses to Bank incurred in connection with such transfer;

          (iv) Company shall pay interest at the Default Rate, payable on demand, on any and all amounts of any Principal Drawing, Interest Drawing and/or Remarketing Drawing not paid by Company when due under any section of this Reimbursement Agreement from the date such amounts become due until payment in full;

          (v) For any payment of principal and/or interest not paid within ten (10) Business Days after such payment is due, Company shall pay a late charge of an amount equal to the greater of five percent (5%) of the amount of the payment or $50.00;

          (vi) On demand, reasonable costs, fees and expenses incurred by Bank in connection with the issuance of the Letter of Credit or the preparation or execution of any documents or opinions related thereto;

          (vii) On demand, any and all reasonable expenses incurred by Bank in enforcing any of its rights under this Reimbursement Agreement, or any of the Credit Documents;

          (viii) On or prior to the Closing Date, any and all appraisal fees relating to the appraisal of the Premises; and

          (ix) On or prior to Closing Date, a one-time origination fee in the amount of $35,751.79.

     (b) Company hereby agrees to pay to Bank commissions (whether individually or collectively, the "Letter of Credit Fee") equal to an amount calculated at the percentage rate of the maximum respective "Fee Calculation Amount" as hereinafter defined, available on each date of payment of the Letter of Credit Fee, as set forth in the following table based upon the Company's Funded Debt Ratio as reflected in the financial information for each fiscal year end of the Company (using a 360-day year but calculated on the number of actual days elapsed):

--------------------------------------------------------------------------------
 Level             Funded Debt Ratio                        Annual Letter of
                                                            Credit Fee (as a
                                                           percentage of the Fee
                                                            Calculation Amount)
--------------------------------------------------------------------------------
I    greater than or equal to  2.0 to 1.0                         1.90%
--------------------------------------------------------------------------------
II   greater than or equal to  1.0 to less than 1.0 2.0 to 1.0    1.35%
--------------------------------------------------------------------------------
III  less than                 1.0 to 1.0                         1.00%
--------------------------------------------------------------------------------

          From the Closing Date until receipt of the audited financial statements for the Company for fiscal year end 2003, the annual Letter of Credit Fee shall be set at "Level II" as described in the above table.

          The Letter of Credit Fee shall be payable in annual installments in advance on each anniversary of the Date of Issuance until the Expiration Date of such Letter Credit; provided, however, that upon the Date of Issuance of the Letter of Credit, Company shall pay an installment of the Letter of Credit Fee for the period from the Date of Issuance to and including the day before the anniversary of the Date of Issuance in 2003. The "Fee Calculation Amount" shall be the sum of (i) the maximum amount then available to be drawn under the Letter of Credit with respect to the Principal Commitment plus (ii) the maximum amount then available to be drawn under the Letter of Credit with respect to the Interest Commitment. If the Letter of Credit is terminated prior to the Expiration Date, the Letter of Credit Fee shall be refunded to Company for any calendar quarter that the Letter of Credit will not be outstanding provided that Company returns or causes the return of the Letter of Credit to Bank prior to the start of such calendar quarter.;

     (c) Company shall pay to Bank all reasonable legal, documentation, search and recording fees, and construction monitoring costs associated with closing and funding this transaction;

     (d) If any change in any law or regulation or in the interpretation thereof by any court or administrative or governmental authorities charged with the administration thereof shall impose, modify or deem applicable any reserve, special deposit or similar requirement which would impose on Bank any reasonable additional costs (i) generally upon the issuance or maintenance of letters of credit by Bank; (ii) specifically in respect of this Reimbursement Agreement or the Letter of Credit; or (iii) in respect of any capital adequacy requirement (including, without limitation, a requirement which affects the manner in which Bank allocates capital resources to its commitments), and the result of such imposition of additional costs as described in clause
          (i), (ii), or (iii) above shall be to increase the cost to Bank of issuing or maintaining the Letter of Credit (which increase in cost shall be the result of Bank's reasonable allocation of the aggregate of such cost increases resulting from such events), then (x) within thirty (30) days of Bank's obtaining knowledge of such change in law, regulations or interpretation thereof, Bank shall so notify Company, and (y) upon receipt of such notice from Bank, accompanied by a certificate as to such increased cost, Company shall pay as of the effective date of such change or interpretation all reasonable additional amounts which are necessary to compensate Bank for such increased cost incurred by Bank. The certificate of Bank as to such increased costs shall show the manner of calculation and shall be conclusive (absent manifest error) as to the amount thereof; and

     (e) Company's obligations to make payments to Bank under this Section 2 shall be deemed satisfied to the extent of payments made by the Trustee to Bank from funds on deposit with and held by the Trustee pursuant to the Indenture.

     Section 2.3. Company's Obligations Unconditional. The payment obligations of Company under this Reimbursement Agreement shall be absolute, unconditional and irrevocable and shall be satisfied strictly in accordance with the terms of this Reimbursement Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances:

     (a) Any lack of validity or enforceability of the Credit Documents, the Bond Documents or any other agreement or instrument relating thereto;

     (b) Any amendment or waiver of or any consent to departure from the terms of the Letter of Credit, the Credit Documents, the Bond Documents or any other agreement or instrument relating thereto;

     (c) The existence of any claim, setoff, defense or right which Company may have at any time against any beneficiary or any transferee of the Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), Bank or any other person or entity, whether in connection with this Reimbursement Agreement, the transactions contemplated by the Credit Documents or the Bond Documents, or any unrelated transaction;

     (d) Any statement or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

     (e) Payment by Bank under the Letter of Credit against presentation of a request which on its face appears to be in accordance with the terms of the Letter of Credit; or

     (f) Any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

     Section 2.4. Payments. The payments and amounts due Bank under Section 2.2 above shall be made by Bank's debiting Company's operating account with Bank (the "Operating Account"). Company covenants and agrees that on the date any payment or other amount is due under Section 2.2 above, Company will have unrestricted funds in the Operating Account in an amount no less than the amount then due. Subject to the foregoing provisions of this Section, all payments by Company hereunder to Bank shall be made in lawful currency of the United States and in immediately available funds to the Bank's Standby Letter of Credit Processing and Service Center, 4910 Tiedeman Road - OH01510435, Cleveland, Ohio 44144-2338.

     Section 2.5. Letter of Credit Extension. Bank may in writing extend the Expiration Date of the Letter of Credit; provided, however, that such extension shall be, in each instance, made in the sole discretion of Bank and Bank may at any time, upon written notice delivered to Company and Trustee, elect not to extend the Expiration Date. Bank shall notify Company and Trustee of its decision of whether the Expiration Date shall be extended no later than ninety
(90) days prior to the Expiration Date, provided that the failure of Bank to deliver such notice, or to deliver any notice, shall not mean that Bank has elected to extend the Expiration Date. If Bank extends the Expiration Date, it shall do so in the form of an amendment to the Letter of Credit, which it shall promptly deliver to Trustee.

                                  SECTION THREE
                                  -------------

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     Company expressly represents, warrants and covenants that:

     Section 3.1. Existence and Legal Authority. Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own its property and to carry on its business as now being conducted, to enter into the Credit Documents and the other agreements referred to herein and transactions contemplated thereby, and to carry out the provisions and conditions of the Credit

Documents. Company is duly qualified to do business and is in good standing in the State of New York and in every jurisdiction where the failure to so qualify would have a material adverse effect on the business of Company.

     Section 3.2. Due Execution and Delivery. Company and/or Agency has full power, authority and legal right to incur the obligations provided for in, and to execute and deliver and to perform and observe the terms and provisions of, the Credit Documents, and each of them has been duly executed and delivered by Company by all required action, and Company has obtained all requisite consents to the transactions contemplated thereby under any instrument to which it is a party, and the Credit Documents constitute the legal, valid and binding obligations of Company enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

     Section 3.3. No Breach of Other Instruments. Neither the execution and delivery of the Credit Documents, nor the compliance by Company with the terms and conditions of the Credit Documents, nor the consummation of the transactions contemplated thereby, will conflict with or result in a breach of Company's Certificate of Incorporation or By-Laws, or any of the terms, conditions or provisions of any agreement or instrument or any other restriction or law, regulation, rule or order of any governmental body or agency to which Company is now a party or is subject, or imposition of a lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Company pursuant to the terms of any such agreement or instrument.

     Section 3.4. Government Authorization. No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by Company of the transactions contemplated by the Credit Documents.

     Section 3.5. Pledged Collateral. Company has good fee simple title to the Premises, free and clear of all liens, pledges, mortgages, security interests, charges, claims and other encumbrances, except the Permitted Encumbrances. Company has good title to the Pledged Collateral, free and clear of all liens, pledges, mortgages, security interests, charges, claims and other encumbrances, except Permitted Encumbrances. The Mortgage, the Security Agreement, the Assignment of Contracts and/or Bond Pledge create a valid and prior lien or security interest in favor of Bank in the Pledged Collateral, subject to no other liens or encumbrances arising by, through or under Company or any other person, except for Permitted Encumbrances.

     Section 3.6. Absence of Defaults, etc. Company is not (i) in material default under any indenture or contract or agreement to which it is a party or by which it is bound; (ii) in violation of its Certificate of Incorporation or By-Laws, each as amended to date; (iii) in default with respect to any order, writ, injunction or decree of any court; or (iv) in default under any order or license of any federal or state governmental department, which default or violation in any of the aforesaid cases materially and adversely affects its business or property. There exists no condition, event or act which constitutes, or after notice or lapse of time or both would constitute, an Event of Default.

     Section 3.7. Indebtedness of Company. Company does not have outstanding on the date hereof any Indebtedness for borrowed money, except for such Indebtedness reflected on the financial statements referred to in Section 3.9 hereof, except in connection with the Bonds.

     Section 3.8. Subsidiaries. Company has no Subsidiaries other than Leocor Corporation, a Delaware corporation.

     Section 3.9. Financial Statements. All financial statements of Company furnished to Bank on or prior to the date hereof are correct and complete in all material respects and fairly present the financial position of Company at the dates thereof and the results of Company's operations for the periods covered thereby, and such financial statements, including any notes and comments contained therein, have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved.

     Section 3.10. No Adverse Change. Subsequent to the date of the financial statements referred to in Section 3.9 hereof, Company has not incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, and there has not been any increase in the aggregate amount of Indebtedness of Company (except in connection with the issuance of the Bonds), or any change in the business, properties or condition, financial or otherwise, of Company, except for changes arising in the ordinary course of business or in connection with the issuance and sale of the Bonds or as may be otherwise disclosed in writing to Bank prior to the date hereof.

     Section 3.11. Taxes. Company has filed, or secured a lawful extension to file, all tax returns which are to be filed and has paid, or has made adequate provision for the payment of, all taxes which have or may become due pursuant to said returns or to assessments received by them. Company knows of no deficiency assessment or proposed deficiency assessment of taxes against Company, except as may be otherwise disclosed in writing to Bank prior to the date hereof.

     Section 3.12. ERISA. No Reportable Event or Prohibited Transaction (as defined in Section 4975 of the Internal Revenue Code) has occurred and is continuing with respect to any Plan and Company has not incurred any "accumulated funding deficiency" as such term is defined in Section 302 of ERISA.

     Section 3.13. Litigation. Except as otherwise disclosed in writing to Bank prior to the date hereof, there are no actions, suits or proceedings pending, or to the knowledge of Company, threatened against Company or its property in any court, or before or by any federal, state or municipal or other governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, which could result in any adverse change in the business, property or assets, or in the condition, financial or otherwise, of Company, except for actions, suits or proceedings of a character normally incident to the kind of business conducted by Company, none of which, either individually or in the aggregate, if adversely determined, would materially impair Company's right or ability to carry on its business substantially as now conducted or materially adversely affect the financial position or operations of Company.

     Section 3.14. Ownership of Property. Company has good and marketable fee title to, or valid leasehold interests in its real properties in accordance with the laws of the jurisdiction where located, and good and marketable title to substantially all its other property and assets, subject, however, in the case of real property, to title defects and restrictions which do not materially interfere with the operations conducted thereon by Company. Except for (i) liens in favor of Bank and/or (ii) liens in favor of other lenders which affect or constitute a lien upon property other than any portion of the Project, the real property and all other property and assets of Company are free from any liens or encumbrances securing Indebtedness and from any other liens, encumbrances, charges or security interests of any kind. Each lease to which Company is a party is in full force and effect, no material default on the part of any party thereto exists, and, as to each of such leases to which Company is party as lessee, Company enjoys peaceful and undisturbed possession of the property affected thereby.

     Section 3.15. No Burdensome Restrictions. Company is not a party to any instrument or agreement or subject to any charter or other corporate restriction which would to a material extent adversely affect the business, property, assets, operations or condition, financial or otherwise, of Company.

     Section 3.16. Environmental Matters. Company is in compliance with all Environmental Laws and all applicable federal, state and local health and safety laws, regulations, ordinances or rules, except to the extent that any non-compliance will not, in the aggregate, have a materially adverse effect on Company or the ability of Company to fulfill its obligations under this Reimbursement Agreement.

                                  SECTION FOUR
                                  ------------

                               CLOSING CONDITIONS

     The obligation of Bank to issue the Letter of Credit on the Closing Date shall be subject to the following conditions precedent:

     Section 4.1. Execution and Delivery of the Credit Documents and the Bond Documents. Company shall have delivered to Bank fully executed copies of each of the Credit Documents, and the Agency, the Trustee and Company shall have duly authorized, executed and delivered the Bond Documents, transcript of proceedings, authorizing resolutions and incumbency certificates.

     Section 4.2. Delivery of Documents Relating to the Pledged Collateral. Company shall have duly and validly executed and delivered the Mortgage, the Security Agreement, the Assignment of Contracts, the Indemnity Agreement, the Bond Pledge and UCC financing statements; the Mortgage, and UCC financing statements shall have been duly filed in favor of Bank. In addition, Company shall have delivered to Bank:

     (a) Evidence that the Premises are not located in a special flood hazard area as identified by HUD;

     (b) Certificates of insurance and evidence of payment of premiums therefor with respect to the insurance required by Bank with respect to the Premises as set forth in Section 6.2 below, including but not limited to, general liability insurance and hazard insurance, and flood insurance if applicable;

     (c) A current certified survey of the Premises prepared by a registered surveyor satisfactory to Bank, and containing on the face thereof the completed certificate of the surveyor in the form of the surveyor's certificate required by Bank, dated not more than ninety (90) days prior to the Date of Issuance, and in compliance with the Minimum Standard Detail Requirements for ALTA/ASCM Class A land title surveys, as adopted by the American Land Title Association and American Congress on Surveying and Mapping in 1992, or such earlier dated surveys as Bank may deem acceptable;

     (d) Environmental data with respect of the Premises, satisfactory to Bank in its sole discretion;

     (e) A Commitment to issue the Title Policy in the form of an ALTA Form B-1970 (Additional Coverage Form) Loan Policy of Title Insurance issued by the Title Company in the amount of the Letter of Credit (i) insuring that the Mortgage, as of the time of its filing for record, is a first and best lien upon the Premises, and that the title to the Premises is free, clear and unencumbered, subject only to the Permitted Encumbrances.

     (f) Evidence satisfactory to Bank that the Project, when completed, and the Premises, and the proposed and actual use thereof, will comply with all applicable laws, statutes, codes, ordinances, rules and regulations, including, but not limited to, zoning and Environmental Laws, of all governmental authorities having jurisdiction over the same, and that there is no action or proceeding pending (or any time for an appeal of any decision rendered) before any court, quasi-judicial body or administrative agency at the Date of Issuance relating to the validity of this Reimbursement Agreement or the transactions contemplated hereby or the proposed or actual use or operation of the Premises; and

     (g) A written appraisal (the "Appraisal") satisfactory to Bank in all respects, prepared on both an "as is" and "as completed" value basis by an appraiser selected and directly engaged by Bank pursuant to an engagement letter issued by Bank, the cost of which Appraisal and review thereof will be charged to Company at Closing Date, and which Appraisal shall be prepared in accordance with the Uniform Standards of Professional Appraisal Practice applicable to Federally Related Transactions as set out in Appendix A to the real estate appraisal regulations adopted by the Office of the Comptroller of the Currency pursuant to the Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA") (Sub-part C of 12 C.F.R. 34) and which Appraisal shall be updated, at Company's cost, upon the occurrence of an Event of Default under any of the Credit Documents.

     Section 4.3. Issuance and Sale of the Bonds. The Bonds shall have been duly issued and sold to the Purchaser pursuant to the Bond Documents.

     Section 4.4. Representations and Warranties True as of Closing and No Event of Default. The representations and warranties contained in this Reimbursement Agreement and the other Credit Documents shall be true in all material respects on the Closing Date with the same effect as though made on and as of that date and no condition, event or act shall have occurred which constitutes an Event of Default or, with notice or lapse of time, or both, would constitute an Event of Default.

     Section 4.5. Opinion of Company's Counsel. Bank shall have received from Bond, Schoeneck & King, LLP, counsel for Company, a closing opinion or opinions with respect to (i) the matters described in Sections 3.1 and 3.2 of this Reimbursement Agreement; (ii) the matters described in Sections 3.3, 3.4, 3.6 and 3.13 of this Reimbursement Agreement, to the best of such counsel's knowledge and belief after inquiry; and (iii) such other matters incident to the transactions contemplated hereby as Bank may reasonably request.

     Section 4.6. Opinion of Other Counsel. Bank shall have received from Bond Counsel an opinion with respect to the tax-exempt status of the Bonds, and from counsel acceptable to Bank, an opinion with respect to the absence of any securities registration requirements with respect to the Bonds under the Securities Act of 1933, as amended.

     Section 4.7. Proceedings Satisfactory. All proceedings taken in connection with the execution and delivery of this Reimbursement Agreement and the other Credit Documents shall be satisfactory to Bank, and Bank shall have received copies of such certificates, documents and papers as reasonably requested in connection therewith, all in form and substance satisfactory to Bank.

     Section 4.8 Additional Deliveries. Except as provided below, Company shall furnish the following documentation to Bank at least ten (10) Business Days prior to the Closing Date unless such date shall be extended in writing by Bank, all in form, substance and execution satisfactory to Bank:

     (a) Invoices for work to be performed or materials to be supplied in connection with the Project, in each case approved by Bank;

     (b) A cost breakdown and itemization of all hard and soft costs for the Project shall be provided, in form satisfactory to Bank.

     (c)  A final construction budget, acceptable to Bank;

     (d) Certified copy of Company's resolutions authorizing the action required of Company;

     (e) Project development schedule provided by Company and development supervisor setting forth the approximate start and finish dates of all major stages of the Project; such schedule shall provide that the development of the Project shall commence not later than thirty (30) days after the Closing Date;

     (f)  Evidence of such building permits as may be required;

     (g)  The Construction Contract, in form and substance acceptable to Bank;

     (h) A completion bond issued on behalf of the Contractor in an amount not less than the fixed amount due and payable under the Construction Contract in form and substance acceptable to the Bank and containing a dual obligee rider identifying the Bank as a beneficiary thereof

     (i)  Company's federal tax identification number; and

     (j) Such other documents which may be required by Bank to assure compliance with this Reimbursement Agreement and other Credit Documents.

                                  SECTION FIVE
                                  ------------

                         DISBURSEMENTS FROM PROJECT FUND

     Company shall not request or receive any disbursement of funds from the Project Fund unless Bank shall have approved such disbursement in writing to the Trustee and the following conditions have been met:

     Section 5.1. Conditions Precedent to First Disbursement. The following conditions must be satisfied prior to the first disbursement of funds from the Project Fund:

     (a) The proceeds of the Bonds shall have been deposited into the Project Fund, and Bank and the Trustee shall have been granted a perfected security interest in the Project Fund;

     (b) Company shall have provided evidence that all insurance requirements set forth herein have been satisfied;

     (c) Company shall have delivered to Bank a schedule of all Contractors, by trade, to be engaged in the construction and installation of the Project Facility, together with copies of the Construction Contract; and

     (d) Company shall have delivered to Bank copies of the consent of each of the Project Architect and Contractor, to the Assignment of Contracts, if known, as provided therein.

     Section 5.2. Bank's Inspections; Construction Inspector. Prior to each disbursement, if required by Bank, Bank, or an agent engaged by Bank at Company's expense, may inspect the property to verify that the request for disbursement accurately indicates the amount of construction completed to said date. Bank shall engage the Construction Inspector with regard to the renovations/construction at the Premises. The Construction Inspector, at the cost of Company, shall, at Bank's option, perform and or all of the following services on behalf of Bank:

          (a) To make an initial pre-cost analysis verifying that the Improvements can be completed for the amount available for construction from the Project Budget;

          (b) To review and advise Bank whether, in the opinion of the Construction Inspector, the Plans and Specifications are satisfactory;

          (c)  To review Draw Requests and change orders;

          (d) To make periodic inspections (approximately at the date of each Draw Request) for the purpose of assuring that construction of the Facility to date is in accordance with the Plans and Specifications and to approve Company's then current Draw Request as being consistent with Company's obligations under this Agreement, including inter alia, an opinion as to Company's continued compliance with the provisions of Section 6.1 (g) (4) hereof.

     The fees of the Construction Inspector shall be paid by Company forthwith upon billing therefor and expenses incurred by Bank on account thereof shall be reimbursed to Bank forthwith upon request therefor, but neither Bank nor the Construction Inspector shall have any liability to Company on account of (i) the services performed by the Construction Inspector, (ii) any neglect or failure on the part of the Construction Inspector to properly perform its services, or
(iii) any approval by the Construction Inspector of construction of the Facility. Neither Bank nor the Construction Inspector assumes any obligation to Company or any other person concerning the quality of construction of the Facility or the absence therefrom of defects.

     Section 5.3. No Liens. Bank shall have received evidence satisfactory to Bank that since the last preceding disbursement from the Project Fund there has been no change in the state of title to the Premises. Company shall pay the cost of each title update required by Bank from the Title Company in connection with each request for approval of disbursement and each endorsement to the Title Policy.

     Section 5.4. Request for Approval of Disbursement. In addition to satisfaction of any procedures required by the terms of the Bond Documents, not later than ten (10) business days before the date on which Company desires a disbursement from the Project Fund, Company shall submit to Bank (i) a written request for approval of the disbursement from the Project Fund (each a "draw request"); (ii) a certification of Company that, among other things, Company has paid or actually incurred the costs for which the request is being made; (iii) a revised Project Budget showing the balance of each category of Project costs; and (iv) a requisition in form satisfactory to Bank. Draw requests should not be made more frequently than once per month. Bank will authorize disbursements of amounts as approved by Bank for the cost of materials stored on site if and only if such materials are (i) stored on site, (ii) physically secured against loss or damage, including, but not limited to, theft and/or vandalism, (iii) clearly identified as property of the Project and Company, and (iv) insured against loss or damage in an amount equal to the full replacement cost of the stored materials by an insurance company acceptable to Bank. No disbursements will be made for materials not stored on site. Bank's "Use of Proceeds" form shall be submitted for Bank's use to approve all draw requests submitted to the Trustee for disbursements to be made from the Trust Estate (as defined in the Bond Documents). All requests for disbursement with respect to construction costs shall be accompanied by executed AIA Forms G-702 and G-703. Bank shall not be required to approve disbursement of funds for any line item in excess of the amount shown on Bank's Use of Proceeds form; however,

Company may request an increase in a line item by reducing a budgeted line item. Any such reallocation shall not cause a deficiency with respect to the "Company's Equity" category, and must be substantiated by a cost saving in the line item being reduced. All authorizations of draw requests shall be made within ten (10) days after receipt of all information required by Bank to approve the draw requests.

     Section 5.5. Timing. Company will submit draw requests not more often than once a month. Each disbursement shall not be more than ninety (90%) of the value of construction work which has been completed and which is covered by such disbursement until the Project is fully completed, and the balance will be paid upon completion based on requirements set forth below. Retainage will be held on a subcontract by subcontract basis, and released in connection with a particular subcontract upon the expiration of the time for filing of any mechanic's lien with respect to such subcontract provided all work thereunder has been completed to the satisfaction of Bank and its inspector and a mechanic's lien waiver has been received from the subcontractor for all their work done on the property. There are no retainage requirements for "soft costs" on the Project. "Soft costs" are defined as expenses which have no mechanic's lien rights on the subject security (this does not include the contingency line item under the Construction Contract). Upon completion of all work and prior to disbursement of the retainage, Company shall submit evidence of substantial completion of the Project, consisting of a certificate of the Project Architect and a certificate of occupancy for the Facility. Notwithstanding the foregoing, Bank, in its sole discretion, may elect to release the retainage prior to completion of the Project.

     Section 5.6. Supporting Documentation. Company shall furnish Bank with an affidavit of Company identifying all subcontractors and materialmen who have performed work or furnished materials in connection with the Project, together with lien waivers from the Contractor and from all subcontractors and materialmen who have provided notices of furnishing or who have performed work or furnished materials in connection with the Project, current through the end of the period covered by Company's most recent request, and such other evidence or affidavits required by Bank at the time of each request to ensure that all bills then due and payable for labor and materials used in constructing the Facility and all bills due and payable to the Contractor, subcontractors, materialmen and their respective subcontractors, laborers, and material suppliers have been paid in full, except those bills to be paid with the proceeds of such disbursement, and except for retainages. Bank shall be provided with an update to the Title Policy as of the date of the draw request, showing no additional liens or encumbrances upon the Premises.

     Section 5.7. Material Damage. Notwithstanding any provision of this Reimbursement Agreement to the contrary, if the Premises shall have suffered any material damage or destruction prior to any disbursement from the Project Fund, such damaged or destroyed portion shall be restored or replaced in a manner acceptable to Bank without cost to Bank prior to the approval by Bank of any further disbursement from the Project Fund.

     Section 5.8. Other Disbursement Approval Conditions. Bank shall not be obligated to approve any disbursement from the Project Fund if, at the time of a proposed disbursement, (i) an Event of Default or an event which, with the passage of time or service of notice, or both, would be an Event of Default under any of the Credit Documents has occurred, or (ii) any representation or warranty made by Company in any of the Credit Documents proves to be untrue in any material respect, or (iii) Bank determines, at any time, that the Project will not be approved by the appropriate governmental regulatory authorities.

     Section 5.9. Permits. Company shall have delivered to Bank building, zoning, and other required permits covering construction of the Facility together with evidence satisfactory to Bank that all approvals required with respect to the Premises from third parties or any governmental or quasi-governmental authorities have been obtained or, in the case of approvals relating to the operation of the Facility which cannot be obtained until completion of construction, evidence satisfactory to Bank that such approvals are obtainable.

     Section 5.10. Utilities. [Intentionally Omitted]

     Section 5.11. Conditions for Final Disbursement. Company will, on or prior to the date of the final disbursement from the Project Fund, deliver or cause to be delivered to Bank the following:

     (a) If required by Bank, an additional endorsement to the Title Policy insuring the priority of the Mortgage in the full amount of the Letter of Credit against mechanic's and materialmen's liens (including inchoate liens) arising by reason of unpaid labor and materials supplied in connection with the construction and development of the Facility;

     (b) An affidavit of Company stating that each person providing any material or performing any work in connection with the Premises has been (or will be, with the proceeds of and immediately following receipt by Company of such final disbursement) paid in full or bonded or insured to the reasonable satisfaction of Bank;

     (c) Notification from the Construction Inspector to the effect that the improvements to the Premises have been completed in a good and workmanlike manner in accordance with the applicable Plans and Specifications;

     (d) An as-built survey certified to the Bank and the Title Company showing the location of the completed improvements to the Premises; and

     (e) A certificate of occupancy with respect to the completed improvements to the Premises.

     Section 5.12. Sufficiency of Project Fund to Complete Construction. Notwithstanding anything contained in this Reimbursement Agreement to the contrary, it is expressly understood and agreed that the Project Fund and equity to be received from Company during construction (collectively, the "Construction Proceeds") shall at all times be "in balance." The Construction Proceeds shall be deemed to be "in balance" only at such time and from time to time, as Bank may determine in Bank's sole discretion based on the certification of Bank's Inspector that the then undisbursed portion of the Construction Proceeds equals or exceeds the amount necessary for the timely and full payment of (i) all work done and not theretofore paid for or to be done in connection with the completion of the construction of the Facility in accordance with the Plans and Specifications, including the installation of all fixtures and equipment required for operation of the Facility and the Premises, and (ii) all other costs and expenses incurred and not theretofore paid for, or to be incurred in connection with the Project and the Premises (to the extent revenues will not, in Bank's sole judgment, be sufficient for the timely and full payment of such costs and expenses). Company agrees that if the Construction Proceeds are deemed not to be "in balance," Company shall, within thirty (30) days after written request by Bank, deposit the deficiency with Bank (the "Deficiency Deposit"), which Deficiency Deposit shall first be exhausted before any further disbursement from the Construction Proceeds is made. Bank shall not be obligated to make any disbursement if the Construction Proceeds are not in balance.

     Section 5.13. Contractors May Be Paid Directly. Bank reserves the right to direct that the Trustee pay individual contractors directly upon the occurrence of any Event of Default under the Credit Documents.

                                   SECTION SIX
                                   -----------

                                    COVENANTS

     Company covenants and agrees that, except as otherwise waived by Bank in writing, from the date of this Reimbursement Agreement and until the obligations of Company to Bank hereunder are satisfied in full, it will comply with the following provisions:

     Section 6.1. Accounting; Financial Statements and Other Information. Company will maintain a standard system of accounting, established and administered in accordance with GAAP consistently followed throughout the periods involved, and will set aside on its books for each fiscal year the proper amounts for depreciation, obsolescence, amortization, bad debts, current and deferred taxes, and other purposes as shall be required by GAAP. Company will deliver to Bank all in form and substance satisfactory to the Bank:

     (a) As soon as practicable after the end of each fiscal quarter in each fiscal year, except the last, commencing with the fiscal quarter ended August 31, 2002 and in any event within forty five (45) days thereafter, financial statements of Company for such quarter, certified as complete and correct by the principal financial officer of Company, subject to changes resulting from year-end adjustments;

     (b) Not later than August 15/th/ of each calendar year, a certificate on behalf of the Company of the chief financial officer to the effect that, to the best knowledge of the Company, no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof and the actions the Company proposes to take with respect thereto, which certificate shall set forth the calculation of the Funded Debt Ratio as well as the calculations required to establish compliance with the provisions of
          Section 6.25 hereof;

     (c) As soon as practicable after the end of each fiscal year, commencing with the fiscal year ending on or about May 31, 2003 and in any event within one hundred twenty (120) days thereafter, (i) annual revenue and expense budget for the current fiscal year including the assumptions underlying the forecasts forming the basis thereof, and accounts receivable aging report, each prepared by Company, together with copies of filed federal income tax returns including all schedules and (ii) annual statement of condition of Company as of the end of such year, and statements of cash flows and changes in financial position and/or changes in fund balances as applicable of Company for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified as complete and correct by the principal financial officer of Company, accompanied by a report and an unqualified opinion of independent certified public accountants of recognized standing, selected by Company and satisfactory to Bank, which report and opinion shall be audited and prepared in accordance with generally accepted accounting principles;

     (d) Promptly upon receipt thereof, copies of all other written reports submitted to Company by independent accountants in connection with any annual or interim audit of the corporate books of Company; and

     (e) With reasonable promptness, such other data and information as from time to time may be reasonably requested by Bank, including Company's annual tax return.

     Section 6.2. Insurance and Maintenance of Properties and Business. Company will maintain, with financially sound and reputable insurers, insurance to protect its properties and business against losses or damages of the kind customarily insured against by corporations of established favorable reputation engaged in the same or a similar business and similarly situated, including, but not limited to, (a) adequate fire and extended coverage insurance in amounts and issued by insurers acceptable to Bank, (b) necessary workers' compensation insurance, (c) adequate public liability insurance, and (d) such other insurance as may be required by law or as may be reasonably required in writing by Bank. Company will, upon request, furnish to Bank a schedule of all insurance carried by it, setting forth in detail the amount and type of such insurance. Company will maintain, in good repair, working order and condition, all properties used or useful in the business of Company.

     Section 6.3. Payment of Indebtedness and Taxes. Company will pay (a) all of its Indebtedness (not required to be subordinated hereunder) and other obligations in accordance with normal terms or any applicable grace periods and
(b) all taxes, assessments, and other governmental charges levied upon any of its respective properties or assets or in respect of its respective franchises, business, income, or profits before the same become delinquent, except that no such Indebtedness, obligations, taxes, assessments, or other charges need be paid if contested by Company in good faith and by appropriate proceedings promptly initiated and diligently conducted and if appropriate provision, if any, as shall be required by GAAP, shall have been made therefor.

     Section 6.4. Litigation; Adverse Changes. Company will promptly notify Bank in writing of (a) any event which, if existing at the date hereof, would require qualification of the representations and warranties set forth in Sections 3.10 and 3.13 and (b) any material adverse change in the condition, business, or prospects, financial or otherwise, of Company.

     Section 6.5. Inspection. Company will make available for inspection during regular business hours by duly authorized representatives of Bank, its books, records, and properties when reasonably requested to do so, and will furnish Bank such information regarding its respective business affairs and financial condition within a reasonable time after written request therefor.

     Section 6.6.  Environmental Matters. Company:

     (a)  Shall comply with all Environmental Laws; and

     (b) Shall deliver promptly to Bank (i) copies of any documents received from the United States Environmental Protection Agency or any state, county or municipal environmental or health agency, and (ii) copies of any documents submitted by Company or any of its Subsidiaries to the United States Environmental Protection Agency or any state, county or municipal environmental or health agency concerning its operations.

     Section 6.7. Sale, Purchase of Assets. Company will not, directly or indirectly, (a) purchase, lease, or otherwise acquire any assets except in the ordinary course of business or as otherwise permitted in this Reimbursement Agreement or (b) sell, lease, transfer, or otherwise dispose of any plant or any manufacturing facility or other tangible assets, except for (i) tangible assets sold for full and adequate consideration which an executive officer of Company has determined to be worn out, obsolete, or no longer needed or useful in its business, (ii) tangible assets sold in the ordinary course of business provided that Company receives full and adequate consideration in exchange for such assets sold. Notwithstanding anything to the contrary stated above, in any instance when Company determines in good faith that any asset shall have become inadequate, obsolete, worn-out, unsuitable, undesirable or unnecessary or should otherwise be replaced, Company may remove such items, provided that Company, in connection therewith:

     (a) may remove, without substitution or payment, and without Bank's prior written consent, assets not in excess of $10,000.00 annually in the aggregate; or

     (b) may substitute and install other assets having equal or greater value (but not necessarily the same function) in the operation of Company's business.

     Section 6.8. Mortgage, Security Interests, and Liens. Company will not, directly or indirectly, create, incur, assume, or permit to exist any mortgage, security interest, lien, charge, encumbrance on, pledge or deposit of, or conditional sale or other title retention agreement with respect to, any of the Facility or the Pledged Collateral (herein called "Liens") other than:

     (a) Liens for taxes, assessments, or governmental charges or levies the payment of which is not at the time required by law;

     (b) Liens imposed by law, such as Liens of landlords, carriers, warehousemen, mechanics, and materialmen arising in the ordinary course of business for sums not yet due or being contested by appropriate proceedings promptly initiated and diligently conducted, provided other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

     (c) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance, and other types of social security, or to secure the performance of tenders, statutory obligations, and surety and appeal bonds, or to secure the performance and return of money bonds and other similar obligations, excluding obligations for the payment of borrowed money;

     (d)  Any judgment Lien, unless the judgment it secures shall, within thirty
          (30) days after the entry thereof, have been discharged or execution therefor stayed pending appeal, or shall have been discharged within thirty (30) days after the expiration of any such stay;

     (e) Other Liens (other than mechanic's liens relating to the Project) incidental to the conduct of Company's business or ownership of properties and assets, which are not incurred nor granted in connection with the borrowing of money or the obtaining of advances or credits, and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the ordinary course of business; provided the aggregate amount of all such Liens by Company shall not exceed $10,000.00;

     (f) Liens evidenced by the Security Agreement or the Bond Pledge, as well as any other Liens in favor of Bank or any affiliate of Bank.

     Section 6.9. Borrowed Money. Company will not, directly or indirectly, create, incur, or assume Indebtedness, or otherwise become, be, or remain liable with respect to, any Indebtedness in excess of $100,000.00 in the aggregate during any fiscal year, provided that the foregoing restrictions shall not apply to:

     (a) The Indebtedness evidenced hereunder and any other Indebtedness now or hereafter payable by Company to Bank or any affiliate of Bank;

     (b) Existing Indebtedness which is reflected on Company's financial statements referred to in Section 3.9 hereof; or

     (c)  Indebtedness of Company evidenced by the Bonds.

     Section 6.10. Assumptions; Guaranties. Company will not assume, guarantee, endorse, or otherwise become directly or contingently liable for (including, without limitation, liable by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to, or otherwise invest in any debtor or otherwise to assure the creditor against loss) any financial obligation or Indebtedness of any other Person, except guaranties by endorsement of negotiable instruments for deposit, collection, or similar transactions in the ordinary course of business.

     Section 6.11. Mergers; Consolidation. Company will not merge or consolidate with any Person, dissolve, wind up its affairs, or sell, assign, lease, or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired) to any Person.

     Section 6.12. INTENTIONALLY OMITTED.

     Section 6.13. Evidence of Payment of Costs. Company will furnish to Bank copies of all affidavits, lien waivers, releases or other evidence reasonably requested by Bank from time to time to establish that all bills for labor and materials performed or furnished in connection with the Project and all bills of the Contractor have been paid in full. Company will comply with Section 13 of the New York Lien Law, as amended, regarding improvements on the Premises and Company shall indemnify and hold Bank harmless from any and all claims for unpaid amounts due for work or labor performed, or materials furnished, to the Premises. Bank shall not be required to make any disbursements after the filing or service upon Bank of any notice of mechanic's, materialman's or laborer's lien until such lien is bonded or released.

     Section 6.14. Changes to Plans and Specifications, Construction Contract. Company will not make or permit to be made (a) any material change in the Plans and Specifications; (b) any changes in any line item of the Project budget, (c) any material change in the terms and conditions of the Construction Contract or
(d) any change in the identity of the Contractor.

     Section 6.15. Construction and installation of Project Facility.

     (a) Company will cause construction and installation of the Project Facility to be carried on continuously in phases and to be one hundred percent (100%) completed, lien free and ready for occupancy not later than the Completion Date, time being of the essence of this Reimbursement Agreement. The Project Facility will be constructed and installed substantially in accordance with the Plans and Specifications, and strictly in accordance with all applicable legal requirements. The Facility will be constructed entirely on the Premises and will not encroach upon or overhang any easement, building line or right of way and, when erected, will not violate applicable use or other restrictions of record. If, in Bank's judgment, the Project is not in conformity with the foregoing requirements, Bank shall notify Company in writing of any deficiencies and if such deficiencies are not corrected within thirty (30) days after the giving of such notice, Bank shall have the right to stop the work and order repair or reconstruction in accordance therewith and to withhold its consent to all further disbursements until the work is in satisfactory compliance with the Plans and Specifications and all legal requirements as required herein. Upon notice from Bank to Company, or Company's discovery irrespective of such notice, that the work is not in substantial conformity with the Plans and Specifications and/or in strict compliance with all legal requirements, Company shall commence correcting the deviation, as promptly as is practicable, and in any event within ten (10) days after the notice or discovery and shall prosecute such work diligently to completion, which, in no event, shall be later than twenty-five
          (25) days after such notice of discovery. No other notice shall be required to render such deviation an Event of Default (as hereinafter defined) hereunder;

     (b) Company shall not authorize any material changes in the Plans and Specifications without the prior written consent of Bank except for change orders which have the effect of increasing the cost of the Project either by itself or when aggregated with any prior change orders to which the Bank's consent was not required to be obtained pursuant to the provisions hereof by an amount not in excess of the Change Order Amount; and

     (c) All materials incorporated in such construction will be purchased so that absolute ownership and title vest in Company upon delivery of such materials to the Facility.

     Section 6.16. Additional Funds. Company will, at any time or times upon request of Bank, deposit with Bank such additional funds as are determined by Bank or Bank's Inspector to be necessary (in excess of the proceeds of the Bonds) to pay for completion of the Project and all costs and expenses related thereto.

     Section 6.17. Evidence of Payment of Costs. Company will furnish to Bank copies of all affidavits, lien waivers, releases or other evidence requested by Bank from time to time to establish that all bills for labor and materials performed or furnished in connection with the Project and all bills of the Contractor and its subcontractors and material suppliers, have been paid in full, except for retainages. Company shall indemnify and hold Bank harmless from any and all claims for unpaid amounts due for work or labor performed, or materials furnished, to the Premises. Bank shall not be required to make any disbursements after the filing or service upon Bank of any notice of mechanic's, materialman's or laborer's lien until such lien is bonded or released.

     Section 6.18. Entry; Correction of Defective Work. Company will allow Bank, and Bank's officers, agents or employees, at all reasonable times, (a) the right of entry and free access to the Premises to inspect all work done, labor performed and materials furnished in furtherance of the Project and (b) to require to be replaced or otherwise corrected any materials or work which fails to comply with the Plans and Specifications.

     (a)  Section 6.19. INTENTIONALLY OMITTED.

     Section 6.20. Title. Company will keep the title to the Premises free and clear of all liens, encumbrances, easements, restrictions and claims, except for
(a) the Permitted Encumbrances, (b) any lien, restriction or encumbrance created in connection with this Reimbursement Agreement or otherwise approved by Bank, and (c) real estate taxes and installments of special assessments, if any, which are a lien but not yet due and payable.

     Section 6.21. Subsequent Appraisals. Company will immediately upon demand reimburse Bank for the cost and expense of any appraisal of the Project obtained by Bank on or after the date hereof if such appraisal is obtained by Bank pursuant to the requirements of any law, statute, rule, regulation, interpretive ruling, opinion, or directive of any state or federal governmental agency or unit governing, regulating, or controlling the activities of Bank, whether now existing or hereafter enacted.

     Section 6.22. Purchase of Materials, Equipment, etc. No materials, equipment, personal property, or fixtures of any kind will be purchased or acquired by Company for installation or use in or about the Facility under any conditional sales contract or security agreement or any lease agreement, and all such materials, equipment, personal property, and fixtures will be fully paid for before payment therefor becomes past due or in any event within fifty (50) days after delivery thereof; provided, however, that the foregoing shall not apply to amounts withheld and unpaid on account of bona fide disputes with the suppliers.

     Section 6.23. Amendment of Contracts. Company will not without the prior written consent of Bank modify or amend a material term contained in any contract of Company relating to the development or financing of the Project, including any such contracts described herein.

     Section 6.24. Payment Schedule of Bonds. Company shall cause the original principal amount of the Bonds to be repaid not later than the scheduled payments described in Exhibit B attached hereto and made a part hereof.

     Section 6.25. Financial Covenants.

     (a)  The Company shall maintain a minimum Fixed Charge Coverage Ratio of
     1.25 to 1.00 calculated as of each May 31st and November 30th/ /based upon the most recently concluded four fiscal quarters of the Company.

     (b) The Company shall maintain a minimum Interest Coverage Ratio of 2.00 to 1.00 calculated as of each May 31st and November 30th/ /based upon the most recently concluded four fiscal quarters of the Company.

     In calculating the foregoing ratios for the periods ending November 30, 2002 and May 31st, 2003, (i) principal shall be determined using the current maturities of long term debt (in accordance with GAAP) on a pro-forma basis for the twelve months following the Closing Date, (ii) Cash Interest Expense shall be calculated as the pro-forma Cash Interest Expense for the twelve months following the Closing Date (utilizing the appropriate amortization schedules and interest rates for the Indebtedness, including the fixed rate achieved under the SWAP Agreement and all Letter of Credit Fees and related fees) and (iii) thereafter both principal and Cash Interest Expense shall be calculated on the actual principal and Cash Interest Expense, respectively, for the period in question.

     Section 6.26. Distributions. The Company shall not make any distributions or payments of dividends.

     Section 6.27. Deposit and Cash Management Accounts. Company shall maintain with the Bank all of its deposit accounts and cash management accounts.

     Section 6.28. Payments to Affiliates/other Persons; Debt Subordination.

     (a) The Company shall not make any payments of any kind to any other Person, including any Affiliate of the Company, except for payments in the ordinary course of business.

     (b) Any Indebtedness due and owing E Z-EM, Inc. from the Company (hereinafter the Subordinated Indebtedness") shall be fully subordinated to the repayment by the Company of all amounts due and owing to the Bank hereunder and under the other Credit Documents. Provided that no Event of Default has occurred, the Company may make payments of principal with respect to the Subordinated Indebtedness on a semi-annual basis provided that after giving effect to such payment on a pro-forma basis, the Company shall be in full compliance with all of the terms, provisions and conditions set forth herein and in the other Credit Documents.

                                  SECTION SEVEN
                                  -------------

                                EVENTS OF DEFAULT

     Section 7.1. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default under this Reimbursement
Agreement:

     (a) If Company fails to make or cause to be made any payment to Bank required to be made pursuant to the terms of the Credit Documents, including, but not limited to the Swap Documentation;

     (b) If any representation or warranty made by Company or any officer thereof herein, in the Credit Documents or in any other written statement, certificate, report, or financial statement at any time furnished by or for Company in connection with any of the Credit Documents, proves to be incorrect in any material respect when made; or

     (c) If Company shall fail to perform or observe any other provision, covenant, or agreement contained in this Reimbursement Agreement or in any other of the Credit Documents applicable to Company, and such failure remains unremedied for thirty (30) calendar days after Bank shall have given written notice thereof to Company; or

     (d) If Company (i) fails to pay any Indebtedness for borrowed money (other than as arising under this Reimbursement Agreement) owing by Company when due, whether at maturity, by acceleration, or otherwise including, but not limited to, any Indebtedness due and owing to the Bank or any Affiliate thereof; or (ii) fails to perform any term, covenant, or agreement on its part to be performed under any agreement or instrument (other than this Reimbursement Agreement) evidencing, securing or relating to such Indebtedness when required to be performed, or is otherwise in default thereunder, if the effect of such failure is to accelerate, or to permit the holder(s) of such Indebtedness or the trustee(s) under any such agreement or instrument to accelerate, the maturity of such Indebtedness, unless waived by such holder(s) or trustee(s); or

     (e) If Company discontinues business except as otherwise permitted under this Reimbursement Agreement; or

     (f) If Company at any time hereafter sponsors or establishes any Plan and Company (i) fails to notify Bank in writing of such occurrence within the ten (10) days after such Plan is authorized by Company or (ii) fails to agree within a reasonable time to such amendments to this Reimbursement Agreement regarding provisions with respect to ERISA that Bank customarily uses at that time in loan agreements with other borrowers; or

     (g)  An Indenture Default shall have occurred under the Indenture; or

     (h) A Determination of Taxability shall have been made under the Indenture; or

     (i) If Company (i) is adjudicated a debtor or insolvent, or ceases, is unable, or admits in writing its inability, to pay its debts as they mature, or makes an assignment for the benefit of creditors; (ii) applies for, or consents to, the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property, or any such receiver, trustee, or similar officer is appointed without the application or consent of Company; (iii) institutes, or consents to the institution of, by petition, application, or otherwise, any bankruptcy reorganization, arrangement, readjustment of debt, dissolution, liquidation, or similar proceeding relating to it under the laws of any jurisdiction; (iv) has any such proceeding described in clause (iii) instituted against it and such proceeding remains thereafter undismissed for a period of ninety (90) days; or (v) has any judgment, writ, warrant of attachment or execution or similar process issued or levied against a substantial part of its property and such judgment, writ, or similar process is not released, vacated, or fully bonded within ninety (90) days after its issue or levy.

     (j) Except as otherwise permitted in this Reimbursement Agreement, if at any time, (i) the sum of the undisbursed portion of the Project Fund is less than the amount necessary for the timely and full payment of
          (a) all work done and not theretofore paid for or to be done in connection with the completion of the Project in accordance with the Plans and Specifications, including installation of all fixtures, furniture and equipment contemplated by the Plans and Specifications, and (b) all other costs incurred and not theretofore paid for, or to be incurred in connection with the Project, and (ii) Company fails within fifteen (15) Business Days after written request by Bank, to deposit the deficiency with Bank.

     Section 7.2. No Waiver; Remedies. If an Event of Default occurs, Bank may exercise any and all remedies, legal or equitable, to collect the amounts due from Company, pursuant to this Reimbursement Agreement, and in its sole discretion, may notify the Trustee that an Event of Default has occurred and may instruct the Trustee to accelerate the principal amount of the Bonds. Upon receipt by the Trustee of such instructions from Bank, the Bonds shall be paid pursuant to the Indenture. No failure on the part of Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or equity.

                                  SECTION EIGHT
                                  -------------

             TRANSFER, REDUCTION OR TERMINATION OF LETTER OF CREDIT

     Section 8.1. Transfer of Letter of Credit; Reduction or Termination of Letter of Credit and Related Matters.

     (a) The Letter of Credit may be transferred in accordance with the provisions set forth therein;

     (b) If Company shall be entitled to a credit against the principal amount of the Bonds prior to maturity (the "Credit") pursuant to an optional redemption of a portion of the Bonds or to the purchase of Bonds in the open market and cancellation of such Bonds in accordance with the provisions of the Indenture, and such amounts have been paid by or on behalf of Company other than by Bank, Company shall have the right at any time thereafter to reduce permanently, without penalty or premium, the Letter of Credit Commitment in the manner set forth below. The Letter of Credit Commitment will be reduced by an amount equal to the sum of the following corresponding reductions in the Principal Commitment and the Interest Commitment: (a) the respective Principal Commitment will be reduced pro rata by an amount equal to the amount of such Credit; and (b) the respective Interest Commitment will be reduced pro rata by an amount equal to ninety eight (98) days' interest on the amount of such Credit at the Maximum Rate (using a 365-day divisor). The aforementioned reduction will occur not less than three (3) Business Days' after written notice to Bank, accompanied by the original Letter of Credit and the written certificate of the Trustee and Company stating that Company is entitled to such Credit and designating the amount of such Credit and the date upon which such credit shall become effective (which shall be a Business Day);

     (c) If the Letter of Credit Commitment shall be reduced pursuant to paragraph (b) hereof, and Bank shall have received from the Trustee the outstanding Letter of Credit then, in substitution for the then outstanding Letter of Credit, a substitute irrevocable letter of credit, shall be issued dated such date, for an amount equal to the amount to which the Letter of Credit Commitment shall have been so reduced (also less the amount of any drawings upon the Letter of Credit which have not been reinstated under paragraph (d) hereof) but otherwise having terms identical to the then outstanding Letter of Credit;

     (d) The obligation of Bank to honor Interest Drawings, under the Letter of Credit, up to the aggregate amount of the Interest Commitment (as same may have been reduced pursuant to subsection (b) of this Section 8.1 or in connection with a Principal Drawing)will be automatically reinstated pro rata to the Interest Coverage Requirement on the date of payment of each Interest Drawing; and

     (e) Bank shall reinstate pro rata amounts drawn under the Letter of Credit pursuant to a Remarketing Drawing as set forth in the Letter of Credit.

     The Letter of Credit shall terminate automatically on the earliest of (i) the payment by Bank to the Trustee of the final drawing available to be made under the Letter of Credit; (ii) receipt by Bank of the Letter of Credit and a certificate signed by an officer of the Trustee and an authorized representative of Company stating that no Bonds remain outstanding; (iii) receipt by Bank of the Letter of Credit and a certificate signed by an officer of the Trustee and an authorized representative of Company stating that "A Substitute Letter of Credit or a Substitute Credit Facility in substitution for the Letter of Credit has been accepted by the Trustee and is in effect"; or (iv) the stated Expiration Date. Notwithstanding the foregoing, the Expiration Date may be extended at Bank's option pursuant to Section 2.5 hereof.

                                  SECTION NINE
                                  ------------

                                  MISCELLANEOUS

     Section 9.1. Liability of Bank. Between Company and Bank, Company assumes all risks of the acts or omissions of the Trustee and any transferee of the Letter of Credit with respect to its use of the Letter of Credit or its proceeds. Neither Bank nor any of its officers or directors shall be liable or responsible for: (a) the use which may be made of the Letter of Credit or its proceeds or for any acts or omissions of the Trustee and any transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, inaccuracy of any of the statements or representations contained therein or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) good faith payment by Bank against presentation of documents which do not strictly comply with the terms of the Letter of Credit, including any failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit. In furtherance and not in limitation of the foregoing, Bank may accept documents that appear on their face to be in order, and may assume the genuineness and rightfulness of any signature thereon, without responsibility for further investigation, regardless of any notice or information to the contrary unless actually received by Bank; provided, that if Bank shall receive written notification from both the Trustee and Company that documents conforming to the terms of the Letter of Credit to be presented to Bank are not to be honored, Bank agrees that it will not honor such documents and Company shall indemnify and hold Bank harmless from such failure to honor.

     Section 9.2. Right to Set-Off. Upon the occurrence of any Event of Default hereunder Bank is hereby irrevocably authorized at any time and from time to time without notice to Company, any such notice being expressly waived by Company, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect or contingent or matured or unmatured, at any time held or owing by Bank to or for the credit or the account of Company, or any part thereof in such amounts as Bank may elect, against and on account of the obligations and liabilities of Company to Bank hereunder and claims of every nature and description of Bank against Company, whether arising hereunder or otherwise, as Bank may elect, whether or not Bank has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Bank agrees to notify in writing Company promptly of any such set-off and the application made by Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Bank under this subsection are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Bank may have.

     Section 9.3. Additional Collateral. As additional security for this Reimbursement Agreement, Company agrees that in the event that Trustee shall, after the occurrence of a continuing Event of Default hereunder and acceleration of the indebtedness evidenced hereby, draw upon the Letter of Credit to pay all Bonds, Bank shall be and become the assignee of all rights and interests of the Agency and the Trustee, all as provided more fully in the Indenture. Company does hereby consent to such Assignment, and does agree to execute any and all such documents, instruments and certificates in connection therewith as Bank shall deem appropriate.

     Section 9.4. Optional Redemption. If Company elects to exercise its option to direct redemption of the Bonds by a prepayment, Company shall give Bank three
(3) days' prior written notice of such intent. Prior to notifying the Trustee of its election to redeem the Bonds, Company shall deliver moneys (in good and collected funds) in an amount equal to the amount necessary to effect the redemption to Bank and Bank shall then inform the Trustee that those moneys are on deposit and that the Trustee may draw on the Letter of Credit to effect that redemption of the Bonds.

     Section 9.5. Pledge of Bonds. Bonds which are not remarketed shall be held by the Trustee, as agent for Bank, as security for the obligations of Company under the Bond Pledge. Company hereby grants a lien on such Bonds while they are so held by the Trustee.

     Section 9.6. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered, or mailed first-class postage prepaid, or receipt by fax, independently confirmed by other than the Sender's machine:

     (a)  if to Bank, at:

          KeyBank National Association
          Standby Letter of Credit Processing and Service Center
          4910 Tiedeman Road - OH01510435
          Cleveland, Ohio 44114-2338
          Fax Number: (216) 813-3719

          and a copy to:

          KeyBank National Association
          66 South Pearl Street
          Albany, New York 12207
          Fax Number: (518) 257-8587
          Attention: Bryant J. Cassella, Vice President

          and to:

          Lemery Greisler LLC

          10 Railroad Place
          Saratoga Springs, New York 12866
          Fax Number: (518) 581-8823
          Attention: James A. Carminucci, Esq.

or at such other address as may have been furnished for such purpose to Company by Bank in writing; or

     (b)  if to Company, at:

          Angiodynamics, Inc.
          603 Queensbury Avenue
          Queensbury, New York 12804
          Fax Number: 518-798-3625
          Attention: Eamonn P. Hobbs and Joseph Gerardi

          and a copy to:

          Bond Schoeneck & King PLLC
          111 Washington Avenue
          Albany, New York 12210
          Fax Number: 518-462-7441
          Attention: Kevin J. Kelley, Esq.

or at such other address as may have been furnished for such purpose to Bank by Company in writing.

     Section 9.7. Survival of Representations and Warranties. All agreements, representations and warranties contained in the Credit Documents shall survive the execution and delivery of this Reimbursement Agreement, any investigation at any time made by or on behalf of Bank and the issuance and acceptance of the Letter of Credit. All statements contained in any certificates or other instruments delivered by or on behalf of Company pursuant hereto shall constitute representations and warranties by Company under this Reimbursement Agreement.

     Section 9.8. Payments on Holidays. Whenever any payment to be made pursuant to this Reimbursement Agreement shall be stated to be due on a public holiday in the State of New York, Saturday or Sunday, such payment may be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest, if any, in connection with such payment.

     Section 9.9. Computation of Interest. Unless specified to the contrary herein, all computations of interest hereunder shall be made on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months.

     Section 9.10. Entire Agreement. The Credit Documents and the Letter of Credit embody the entire agreement and understanding between Bank and Company and supersede all prior agreements and understandings relating to the subject matter hereof, provided, however, that in the event of any inconsistency between the Credit Documents and the Commitment Letter, the Credit Documents shall control.

     Section 9.11. Parties in Interest. All the terms and provisions of this Reimbursement Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

     Section 9.12. Participations. Bank reserves the right to sell participations in its obligations evidenced by the Letter of Credit, provided, however, that Company shall continue to deal solely with Bank in such event, it being understood and agreed that Company shall have no responsibility to such participants.

     Section 9.13. Expenses. Company agrees, regardless of whether or not the Bonds are eventually issued and sold and regardless of whether or not the transactions contemplated hereby shall be consummated, to pay all reasonable expenses incurred by Bank incident to such transactions in the preparation of documentation relating thereto, including all fees and disbursement of the counsel (whether special outside counsel or attorneys in its Law Department) to Bank, for services to Bank. Company further agrees to pay all like expenses incurred by Bank in connection with any amendments of or waivers or consents requested by Company under or with respect to the Credit Documents or the enforcement from time to time by Bank of its rights under and pursuant to the Credit Documents.

     Section 9.14. Counterparts. This Reimbursement Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Reimbursement Agreement by signing any such counterpart.

     Section 9.15. Governing Law. This Reimbursement Agreement shall be governed exclusively by and construed in accordance with the applicable laws of the State of New York.

     Section 9.16. Waiver of Jury Trial.

     (a) Company, to the extent permitted by law, waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise, between Bank and Company arising out of, in connection with, related to, or incidental to the relationship established between Company and Bank in connection with this Reimbursement Agreement or any other agreement, instrument or document executed or delivered in connection therewith or the transactions related thereto. This waiver shall not in any way affect, waive, limit, amend or modify Bank's ability to pursue remedies pursuant to any confession of judgment or cognovit provision contained in this Reimbursement Agreement, or any other agreement, instrument or document related thereto;

     (b) Company waives demand, presentment for payment, notice of dishonor, protest and notice of protest, and diligence in the collection and bringing suit and agrees to the application of any bank balance as payment or part payment of this Reimbursement Agreement, or as an offset thereto, and that Bank may extend the time for payment, accept partial payment, take security therefor, or exchange or release any collateral, without discharging or releasing Company; and

     (c) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the bringing of any suit, action or proceeding arising out of or relating to this Reimbursement Agreement or any other document related hereto in any New York state or federal court sitting in New York. each of the parties hereto hereby waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Company confirms that the foregoing waivers are informed and freely made.

          IN WITNESS WHEREOF, the undersigned have caused this Reimbursement Agreement to be executed as of the date first above written.

                                        ANGIODYNAMICS, INC.


                                        By:  /s/ Eamonn P. Hobbs
                                           -------------------------------------
                                             Eamonn P. Hobbs,
                                             President and Chief Executive
                                             Officer

                                        KEYBANK NATIONAL ASSOCIATION


                                        By:  /s/ Bryant J. Cassella, V.P.
                                           -------------------------------------
                                             Bryant J. Cassella, Vice President

STATE OF NEW YORK  )
                   )ss:
COUNTY OF Albany)

     On the 28 day of August in the year 2002 before me, the undersigned, a notary public in and for said state, personally appeared EAMONN P. HOBBS, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.


                                                /s/ Carolyn A. Wildman
                                        ----------------------------------------
                                        Notary Public

STATE OF NEW YORK  )
                   )ss:
COUNTY OF Albany)

     On the 28 day of August in the year 2002 before me, the undersigned, a notary public in and for said state, personally appeared BRYANT J. CASSELLA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.


                                                /s/ Carolyn A. Wildman
                                        ----------------------------------------
                                        Notary Public

[Notary Stamp]

   KeyBank National Association Irrevocable Transferable Direct Pay Letter of
                               Credit No. S305206

                                    EXHIBIT A
                                    ---------
A KeyCorp Bank

KEYBANK NATIONAL ASSOCIATION                                  SWIFT: KEYBUS33SLC
STANDBY LETTER OF CREDIT                                    TELEX: 212525 SNB UR
PROCESSING AND SERVICE CENTER                                PHONE: 216-813-3701
4910 TIEDEMAN ROAD - OH01510435                                FAX: 216-813-3719
CLEVELAND, OHIO 44144-2338, USA

         IRREVOCABLE TRANSFERABLE DIRECT PAY LETTER OF CREDIT NO.S305206

                                                           DATE: AUGUST 29, 2002

Beneficiary:                            Company:

THE HUNTINGTON NATIONAL BANK, AS        ANGIODYNAMICS, INC.
TRUSTEE                                 603 Queensbury Avenue
Corporate Trust Department              Queensbury, New York 12804
7 Easton Oval - EA4E63 (CN03/CSG)
Columbus, Ohio 43219

                                         Amount: USD $3,575,179.00

                                         Expiration Date: August 22, 2005

Dear Sirs:

     You, as Trustee under the Indenture of Trust, dated as of August 1, 2002 (the "Indenture"), between you and the Counties of Warren and Washington Industrial Development Agency (the "Agency"), pursuant to which Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00) in aggregate principal amount of the Counties of Warren and Washington Industrial Development Agency Multi-Mode Variable Rate Industrial Development Revenue Bonds (Angiodynamics, Inc. Project-Letter of Credit Secured) Series 2002 (the "Bonds") are being issued by the Agency, are hereby irrevocably authorized to draw on KeyBank National Association pursuant to this Irrevocable Transferable Direct Pay Letter of Credit, for the account of Angiodynamics, Inc., a Delaware corporation (the "Company"), available by one or more of your drafts at sight, upon the terms and conditions hereinafter set forth, an amount (subject to reinstatement as hereinafter set forth) not exceeding Three Million Five Hundred Seventy Five Thousand One Hundred Seventy Nine and 00/100 Dollars ($3,575,179.00) (the "Letter of Credit Commitment") of which (a) an amount not exceeding Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00) (the "Principal Commitment") may be drawn to pay (i) the principal amount of the Bonds as and when the same become due at maturity or by acceleration or by redemption, or
(ii) the purchase price or a portion of the purchase price equal to the principal amount of any Bonds tendered for purchase by the Holders thereof, to the extent remarketing proceeds are not available for


--------------------------------------    --------------------------------------
Authorized Signature                                        Authorized Signature

   KeyBank National Association Irrevocable Transferable Direct Pay Letter of
                               Credit No. S305206

such purpose to pay the portion of the purchase price of any Bonds tendered for purchase by the Holders thereof; and (b) an amount not exceeding Seventy Five Thousand One Hundred Seventy Nine and 00/100 Dollars ($75,179.00) (the "Interest Commitment") may be drawn with respect to the payment of (i) up to 98 days' interest at a rate per annum of eight percent (8%) (using a 365-day divisor) (the "Maximum Rate") to pay interest on the Bonds when due, or (ii) a portion of the purchase price of up to 98 days' interest at a rate per annum equal to the Maximum Rate for interest accrued, if any, on Bonds tendered for purchase by the Holders thereof to the extent remarketing proceeds are not available for such purpose, in each instance effective immediately and expiring at the close of business on August 22, 2005(the "Expiration Date").

     Funds under this Letter of Credit are available to you against your executed sight draft(s) drawn on us, stating on their face: "Drawn under KeyBank National Association Irrevocable Transferable Direct Pay Letter of Credit No. S305206" and accompanied by: (A) if the drawing is being made with respect to the payment of principal on the Bonds, whether due at maturity, upon mandatory or optional redemption or upon acceleration (a "Principal Drawing"), a certificate signed by you in the form of Schedule 1 attached hereto appropriately completed; (B) if the drawing is being made with respect to a payment of interest on the Bonds when due (an "Interest Drawing"), a certificate signed by you in the form of Schedule 2 hereto appropriately completed; and (C) if a drawing is being made to pay the principal amount of and accrued interest on any Bonds tendered for purchase by the Holders thereof, to the extent remarketing proceeds are not available for such purpose (a "Remarketing Drawing"), a certificate signed by you in the form of Schedule 3 hereto appropriately completed. Presentation of such draft(s) and certificate(s) shall be made at our office at Standby Letter of Credit Processing and Service Center, 4910 Tiedeman Road - OH01510435, Cleveland, Ohio 44144-2338, or at any other office of ours which may be designated by us by written notice delivered to you. We hereby agree that all drafts drawn under and in compliance with the terms of this Letter of Credit and presented before 11:00 a.m. (New York City time) on a Business Day will be duly honored by us by 2:00 p.m. (New York City time) on the next Business Day after delivery of the draft(s) and certificate(s); provided, however, if a Remarketing Drawing is presented and if conforming drawing documentation is presented at or prior to 11:00 a.m. (New York City time) on a Business Day, payments shall be made to you on such Business Day. Payments under this Letter of Credit will be made only from our funds. If requested by you, payment under this Letter of Credit may be made by wire transfer of federal funds to your account at any Federal Reserve Bank, or by deposit of immediately available funds into a designated account that you maintain with us. As used herein, "Business Day" shall mean any day of the year other than (i) a Saturday or Sunday, (ii) a day on which commercial banks located in Cleveland, Ohio, or the city or cities in which are located the corporate trust offices of the Trustee and the Tender Agent, and our office at which demands for payment under this Letter of Credit are to be presented are authorized by law to close, or
(iii) any day on which the New York Stock Exchange is closed.

     Subject to the next succeeding paragraph, drawings hereunder shall not exceed the Letter of Credit Commitment, as the Letter of Credit Commitment may be reduced or reinstated pursuant hereto, and, except as hereinafter provided, each drawing honored by us shall pro tanto reduce the amount available under this Letter of Credit.

     We will reinstate amounts drawn hereunder pursuant to a Remarketing Drawing hereunder, as to the Principal Commitment and the Interest Commitment, to the extent that money is received by us (other


--------------------------------------    --------------------------------------
Authorized Signature                                        Authorized Signature

   KeyBank National Association Irrevocable Transferable Direct Pay Letter of
                               Credit No. S305206

than from drawings under this Letter of Credit) from the Tender Agent described in the Indenture, which proceeds were held by the Trustee or the Tender Agent for the sole purpose of reimbursing us for all or a portion of the amounts drawn pertaining to said Remarketing Drawing, or upon the Trustee's certification that the Trustee or the Tender Agent is holding for our benefit Bonds together with an amount of money, the aggregate amount of which is equal to or greater than the principal portion of the Remarketing Drawing

     In connection with any Interest Drawing, the Letter of Credit will be automatically decreased by the amount of such Interest Drawing and will be automatically reinstated by the amount of such Interest Drawing on the day of payment of such Interest Drawing. Upon presentation by you and payment by us of any Principal Drawing, the Principal Commitment shall be automatically decreased by an amount equal to the amount of such Principal Drawing and the Interest Commitment shall be automatically reduced by an amount equal to ninety-eight
(98) days' interest at the Maximum Rate (using a 365-day divisor) on the amount of such Principal Drawing.

     If the Company shall be entitled to a credit against the principal amount of the Bonds prior to maturity (the "Credit") pursuant to an optional redemption of a portion of the Bonds, or to the purchase of Bonds in the open market and cancellation thereof in accordance with the provisions of the Indenture, and such amounts have been paid by or on behalf of the Company other than by us, the Company shall have the right at any time thereafter to reduce permanently, without penalty or premium, the Letter of Credit Commitment in the manner set forth below. The Letter of Credit Commitment will be reduced by an amount equal to the sum of the following corresponding reductions in the Principal Commitment and the Interest Commitment: (i) the Principal Commitment will be reduced to an amount equal to the amount of such Credit, and (ii) the Interest Commitment will be reduced by an amount equal to ninety eight (98) days' interest at the Maximum Rate (using a 365-day divisor) on the amount of such Credit. The reduction in the Letter of Credit Commitment pursuant to such Credit will occur not less than three (3) Business Days after written notice to us, accompanied by this Letter of Credit and your written certificate in the form of Schedule 4 attached hereto, stating that the Company is entitled to such reduction and designating the amount of such Credit and the date of the Business Day upon which such reduction shall become effective. Upon such presentation we will either reissue this Letter of Credit in the maximum amount available hereunder or otherwise amend this Letter of Credit to reflect such maximum amount then available.

     Only you, as Trustee, may make a drawing under this Letter of Credit. Upon the payment to you or your account of the amount specified in a sight draft drawn hereunder, we shall be fully discharged of our obligation under this Letter of Credit with respect to such sight draft, and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such sight draft to you or to any other person who may have made to you or who makes to you a demand for payment of principal of or interest on any of the Bonds.

     Except as otherwise provided herein, this Letter of Credit shall be governed by and construed in accordance with the Uniform Customs and Practice for Documentary Credits (1993 Revision), Publication No. 500 of the International Chamber of Commerce (the "UCP"); provided, however, that paragraphs d, e, f, g, h, i and j of Article 48 and the second sentence of
Article 17 shall not apply to this Letter of Credit. Furthermore, as provided in the first sentence of Article 17 of the UCP, we assume no


--------------------------------------    --------------------------------------
Authorized Signature                                        Authorized Signature

   KeyBank National Association Irrevocable Transferable Direct Pay Letter of
                               Credit No. S305206

liability or responsibility for consequences arising out of the interruption of our business by Acts of God, riots, civil commotions, insurrections, wars or any other causes beyond our control, or strikes or lockouts. As to matters not covered by the UCP and to the extent not inconsistent with the UCP or made inapplicable by this Letter of Credit, this Letter of Credit shall be governed by the laws of the State of Ohio, including the Uniform Commercial Code as in effect in the State of Ohio.

     This Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded you as Trustee under the Indenture, and such transferred Letter of Credit may be successively transferred to any Successor Trustee or Co-Trustee thereunder, but may not be assigned, transferred or conveyed under any other circumstance. Transfer of the amount available under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a transfer fee of $500.00 (to be paid by the Company) and the transfer form in the form attached hereto as
Schedule 5 and, unless this Letter of Credit is so presented to us, we shall have no obligation hereunder to any transferee. Upon such transfer, we will either reissue this Letter of Credit to the transferee in the maximum amount then available hereunder or endorse the transfer on the reverse of this letter of credit and forward it directly to the transferee with our customary notice of transfer.

     Upon the earliest of (i) the honoring by us of the final drawing available to be made hereunder; (ii) our receipt of this outstanding Letter of Credit and a written certificate signed by your officer and an authorized representative of the Company, in the form of Schedule 6 hereto appropriately completed, stating that: (a) no Bonds are Outstanding within the meaning of the Indenture; and (b) such officer and representative are duly authorized to sign such certificate on behalf of you and the Company; (iii) our receipt of this Letter of Credit and a written certificate signed by your officer and an authorized representative of the Company, in the form of Schedule 7 hereto appropriately completed, stating that: (a) a Substitute Letter of Credit or a Substitute Credit Facility has been accepted by you and is in effect; and (b) such officer and representative are duly authorized to sign such certificate on behalf of you and the Company; or
(iv) the Expiration Date, this Letter of Credit shall automatically terminate and be delivered to us for cancellation.

     This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds or the Reimbursement Agreement), except only the certificate(s) and the sight draft(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificate(s) and such sight draft(s).


--------------------------------------    --------------------------------------
Authorized Signature                                        Authorized Signature

   KeyBank National Association Irrevocable Transferable Direct Pay Letter of
                               Credit No. S305206

                                   SCHEDULE 1
                                   ----------

                    CERTIFICATE FOR THE PAYMENT OF PRINCIPAL
         OF THE COUNTIES OF WARREN AND WASHINGTON INDUSTRIAL DEVELOPMENT
                                     AGENCY
          MULTI-MODE VARIABLE RATE INDUSTRIAL DEVELOPMENT REVENUE BONDS
       (ANGIODYNAMICS, INC. PROJECT-LETTER OF CREDIT SECURED) SERIES 2002
                                  (THE "BONDS")

     The undersigned, a duly authorized signatory of The Huntington National Bank, as Trustee (the "Trustee"), hereby certifies to KeyBank National Association (the "Bank"), with reference to Irrevocable Transferable Direct Pay Letter of Credit No. S305206 (the term "Letter of Credit" and other capitalized terms used herein and not defined shall have their respective meanings as set forth in the Letter of Credit) issued by Bank in favor of the Trustee, that:

     1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

     2. The Trustee is making a drawing under the Letter of Credit with respect to the payment of principal of the Bonds.

     3. The amount of principal of the Bonds which will be due and payable on _____________________, is $______________________.

     4. The amount of the sight draft accompanying this Certificate ($___________________), together with the aggregate of all prior payments made pursuant to Principal Drawings under this Letter of Credit for the payment of the Bonds, does not exceed $____________________.

     5. The amount of the sight draft accompanying this Certificate was computed in accordance with the terms and conditions of the Letter of Credit, the Bonds and the Indenture.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of _____________________, ________.

                                        THE HUNTINGTON NATIONAL BANK, TRUSTEE,
                                        As Trustee


                                        By:
                                           -------------------------------------
                                        (Name and Title)


--------------------------------------    --------------------------------------
Authorized Signature                                        Authorized Signature

   KeyBank National Association Irrevocable Transferable Direct Pay Letter of
                               Credit No. S305206

                                   SCHEDULE 2
                                   ----------

                     CERTIFICATE FOR THE PAYMENT OF INTEREST
       OF COUNTIES OF WARREN AND WASHINGTON INDUSTRIAL DEVELOPMENT AGENCY
          MULTI-MODE VARIABLE RATE INDUSTRIAL DEVELOPMENT REVENUE BONDS
       (ANGIODYNAMICS, INC. PROJECT-LETTER OF CREDIT SECURED) SERIES 2002
                                  (THE "BONDS")

                                   ----------

     The undersigned, a duly authorized signatory of The Huntington National Bank, Trustee (the "Trustee"), hereby certifies to KeyBank National Association (the "Bank"), with reference to Irrevocable Transferable Direct Pay Letter of Credit No. S305206 (the term "Letter of Credit" and other capitalized terms used herein and not defined shall have their respective meanings as set forth in the Letter of Credit) issued by Bank in favor of the Trustee, that:

     1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

     2. The Trustee is making a drawing under the Letter of Credit with respect to a payment of interest accrued on the Bonds on or prior to their stated maturity date.

     3. The amount of interest on the Bonds which will be due and payable on ________________, is $__________________.

     4. The amount of the sight draft accompanying this Certificate ($_________________) does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the payment of interest accrued on the Bonds on or prior to their stated maturity date.

     5. The amount of the sight draft accompanying this Certificate was computed in accordance with the terms and conditions of the Letter of Credit, the Bonds and the Indenture.

     6. The amount of the Interest Commitment available after the draw, if reinstated pursuant to the Letter of Credit, is $___________________.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of ___________________, _____.

                                        THE HUNTINGTON NATIONAL BANK, TRUSTEE,
                                        As Trustee


                                        By:
                                           -------------------------------------
                                        (Name and Title)


--------------------------------------    --------------------------------------
Authorized Signature                                        Authorized Signature

   KeyBank National Association Irrevocable Transferable Direct Pay Letter of
                               Credit No. S305206

                                   SCHEDULE 3
                                   ----------

          CERTIFICATE FOR THE PAYMENT OF PURCHASE PRICE IN REMARKETING
       OF COUNTIES OF WARREN AND WASHINGTON INDUSTRIAL DEVELOPMENT AGENCY
          MULTI-MODE VARIABLE RATE INDUSTRIAL DEVELOPMENT REVENUE BONDS
       (ANGIODYNAMICS, INC. PROJECT-LETTER OF CREDIT SECURED) SERIES 2002
                                  (THE "BONDS")

     The undersigned, a duly authorized signatory of The Huntington National Bank, as Trustee (the "Trustee"), hereby certifies to KeyBank National Association (the "Bank"), with reference to KeyBank National Association Irrevocable Transferable Direct Pay Letter of Credit No. S305206 (the term "Letter of Credit" and other capitalized terms used herein and not defined shall have their respective meanings as set forth in the Letter of Credit) issued by Bank in favor of the Trustee, that:

     1. The Trustee is the Trustee under the Indenture for the holders of the Bonds. The total amount of Bonds outstanding (as defined in the Indenture) is $________________.

     2. The Trustee is making a drawing under the Letter of Credit at the written request of the Remarketing Agent (as defined in the Indenture), to pay, pursuant to the terms of the Indenture, the purchase price equal to the principal amount of those Bonds which the Remarketing Agent has been unable to remarket and the interest accrued on such Bonds but not paid.

     3. The Trustee: (a) is delivering or causing to be delivered to Bank, or its designated agent, of the Bonds, registered in the name of the Company as Company and Bank as pledgee; referred in this second paragraph hereof; (b) acknowledges the pledge by the Company to Bank of the Bonds delivered pursuant to subparagraph (a); and (c) agrees that all payments of principal, premium, if any, and interest made on such Bonds shall be made to Bank, so long as Bank is the pledgee of such Bonds.

     4. The principal amount of the Bonds delivered to the Remarketing Agent which the Remarketing Agent has been unable to remarket is $____________. The amount of interest upon such Bonds which has accrued but is unpaid is $____________. The amount of the draft accompanying this Certificate does not exceed such amount due as the purchase price of the Bonds corresponding to such principal amount of, and interest accrued on, such Bonds.

     Upon receipt by the Trustee of the amount demanded hereby, (a) the Trustee will deliver it to Bond holders only for the purpose of payment of the purchase price of the Bonds referenced in the second paragraph hereof, (b) no portion of it shall be applied by the Trustee for any other purpose, and (c) no portion of it shall be commingled with other funds held by the Trustee. This drawing is made in accordance with the provisions of the Indenture and the Letter of Credit.

     The amount of the draw accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.


--------------------------------------    --------------------------------------
Authorized Signature                                        Authorized Signature

   KeyBank National Association Irrevocable Transferable Direct Pay Letter of
                               Credit No. S305206

     IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate as of the _____ day of _____________________, ______.

                                        THE HUNTINGTON NATIONAL BANK, TRUSTEE,
                                        As Trustee


                                        By:
                                           -------------------------------------
                                                    (Name and Title)


--------------------------------------    --------------------------------------
Authorized Signature                                        Authorized Signature

   KeyBank National Association Irrevocable Transferable Direct Pay Letter of
                               Credit No. S305206

                                   SCHEDULE 4
                                   ----------

                           CERTIFICATE AS TO REDUCTION
                         OF LETTER OF CREDIT COMMITMENT
         COUNTIES OF WARREN AND WASHINGTON INDUSTRIAL DEVELOPMENT AGENCY
          MULTI-MODE VARIABLE RATE INDUSTRIAL DEVELOPMENT REVENUE BONDS
       (ANGIODYNAMICS, INC. PROJECT-LETTER OF CREDIT SECURED) SERIES 2002
                                  (THE "BONDS")

KeyBank National Association
Standby Letter of Credit
Processing and Service Center
4910 Tiedeman Road -OH01510435
Cleveland, Ohio 44144-2338,

          RE: KeyBank National Association Irrevocable Transferable Direct Pay Letter of Credit No. S305206

Ladies and Gentlemen:

     The undersigned, a duly authorized signatory of The Huntington National Bank, as Trustee (the "Trustee"), and a duly authorized representative of Angiodynamics, Inc. (the "Company"), hereby certifies to KeyBank National Association, with reference to KeyBank National Association Irrevocable Transferable Direct Pay Letter of Credit No. S305206 (the term "Letter of Credit" and other capitalized terms used herein and not defined shall have their respective meanings as set forth in the Letter of Credit) issued by KeyBank National Association in favor of the Trustee, that:

     A. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

     B. The Company is entitled to a reduction in the Letter of Credit Commitment. The Letter of Credit Commitment shall be reduced, effective as of _________ ________________, as follows:

          1.   The Principal Commitment shall be reduced to $______________.

          2.   The Interest Commitment shall be reduced to $_______________.

     C. The undersigned officer and representative are duly authorized to sign this certificate on behalf of the Trustee and on behalf of the Company, respectively.


--------------------------------------    --------------------------------------
Authorized Signature                                        Authorized Signature

   KeyBank National Association Irrevocable Transferable Direct Pay Letter of
                               Credit No. S305206

     IN WITNESS WHEREOF, the Trustee and the Company have executed and delivered this Certificate as of the ____ day of __________________, ____.

     TRUSTEE:                           THE HUNTINGTON NATIONAL BANK, as Trustee


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

     COMPANY:                           ANGIODYNAMICS, INC.


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


--------------------------------------    --------------------------------------
Authorized Signature                                        Authorized Signature

   KeyBank National Association Irrevocable Transferable Direct Pay Letter of
                               Credit No. S305206

                                   SCHEDULE 5
                                   ----------

                             CERTIFICATE OF TRANSFER
                             -----------------------

KeyBank National Association
Standby Letter of Credit
Processing and Service Center
4910 Tiedeman Road - OH01510435
Cleveland, Ohio 44144-2338
                                                      Date:_______________, 20__

     RE: KeyBank National Association Irrevocable Transferable Direct Pay Letter of Credit No. S305206

Gentlemen:

     For value received, the undersigned beneficiary hereby irrevocably transfers to the following (the "Transferee"):

                         (Name of Transferee)

                         (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety.

     By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the Transferee, and the Transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments of the Letter of Credit, whether increases in the amount to be drawn thereunder, extensions of the Expiration Date thereof, or other amendments, and whether such amendments now exist or are made after the date hereof. All amendments of the Letter of Credit are to be advised directly to the Transferee without necessity of any consent of or notice to the undersigned beneficiary. The undersigned hereby certifies that the Transferee has become successor Trustee under the Indenture of Trust dated as of August 1, 2002, between the undersigned and the Counties of Warren and Washington Industrial Development Agency (the "Agency"), relating to the Counties of Warren and Washington Industrial Development Agency Multi-Mode Variable Rate Industrial Development Development Revenue Bonds (Angiodynamics, Inc. Project-Letter of Credit Secured) Series 2002 and has accepted such appointment in writing.

     We enclose the Company's check in the amount of $500.00 representing your transfer fee.


--------------------------------------    --------------------------------------
Authorized Signature                                        Authorized Signature

   KeyBank National Association Irrevocable Transferable Direct Pay Letter of
                               Credit No. S305206

     The original of the Letter of Credit is returned herewith, and in accordance therewith we ask you to endorse the within transfer on the reverse thereof and forward it directly to the Transferee with your customary notice of transfer, or issue a replacement Letter of Credit to the Transferee as provided therein.

                                        Very truly yours,

                                        THE HUNTINGTON NATIONAL BANK, TRUSTEE,
                                        as Trustee


                                        By:
                                           -------------------------------------
                                        (Authorized Officer)


--------------------------------------    --------------------------------------
Authorized Signature                                        Authorized Signature

   KeyBank National Association Irrevocable Transferable Direct Pay Letter of
                               Credit No. S305206

                                   SCHEDULE 6
                                   ----------

                    CERTIFICATE THAT NO BONDS ARE OUTSTANDING

KeyBank National Association
Standby Letter of Credit
Processing and Service Center
4910 Tiedeman Road - OH01510435
Cleveland, Ohio 44144-2338,

     RE: KeyBank National Association Irrevocable Transferable Direct Pay Letter of Credit No. S305206

Ladies and Gentlemen:

     The undersigned, a duly authorized signatory of The Huntington National Bank, as Trustee (the "Trustee"), and ______________________, a duly authorized representative of Angiodynamics, Inc. (the "Company"), hereby certify to KeyBank National Association, with reference to KeyBank National Association Irrevocable Transferable Direct Pay Letter of Credit No. S305206 (the term "Letter of Credit" and other capitalized terms used herein and not defined shall have their respective meanings as set forth in the Letter of Credit) issued by KeyBank National Association in favor of the Trustee, that:

     1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

     2.   No Bonds are Outstanding within the meaning of the Indenture.

     3. The undersigned officers and representatives are duly authorized to sign this certificate on behalf of the Trustee and on behalf of the Company, respectively.


--------------------------------------    --------------------------------------
Authorized Signature                                        Authorized Signature

   KeyBank National Association Irrevocable Transferable Direct Pay Letter of
                               Credit No. S305206

     IN WITNESS WHEREOF, the Trustee and the Company have executed and delivered this Certificate as of the _______ day of _________________, ____.

                                        THE HUNTINGTON NATIONAL BANK, TRUSTEE,
                                        as Trustee


                                        By:
                                           -------------------------------------
                                        (Name and Title)

                                        ANGIODYNAMICS, INC.


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


--------------------------------------    --------------------------------------
Authorized Signature                                        Authorized Signature

   KeyBank National Association Irrevocable Transferable Direct Pay Letter of
                               Credit No. S305206

                                   SCHEDULE 7
                                   ----------

                     CERTIFICATE OF ACCEPTANCE OF ALTERNATE
                                LETTER OF CREDIT

KeyBank National Association
Standby Letter of Credit
Processing and Service Center
4910 Tiedeman Road - OH01510435
Cleveland, Ohio 44144-2338,

     RE: KeyBank National Association Irrevocable Transferable Direct Pay Letter of Credit No. S305206

Ladies and Gentlemen:

     The undersigned, a duly authorized signatory of The Huntington National Bank, as Trustee (the "Trustee"), and ____________________, a duly authorized representative of Angiodynamics, Inc. (the "Company"), hereby certify to KeyBank National Association, with reference to KeyBank National Association Irrevocable Transferable Direct Pay Letter of Credit No. S305206 (the term "Letter of Credit" and other capitalized terms used herein and not defined shall have their respective meanings as set forth in the Letter of Credit) issued by KeyBank National Association in favor of the Trustee, that:

     1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

     2. An Substitute Letter of Credit or a Substitute Credit Facility in substitution for the Letter of Credit has been accepted by the Trustee.

     3. The undersigned officer and representative are duly authorized to sign this certificate on behalf of the Trustee and on behalf of the Company, respectively.


--------------------------------------    --------------------------------------
Authorized Signature                                        Authorized Signature

   KeyBank National Association Irrevocable Transferable Direct Pay Letter of
                               Credit No. S305206

     IN WITNESS WHEREOF, the Trustee and the Company have executed and delivered this certificate as of the _____ day of ___________________, ____.

                                        THE HUNTINGTON NATIONAL BANK, as
                                        TRUSTEE, as Trustee


                                        By:
                                           -------------------------------------
                                        (Name and Title)

                                        ANGIODYNAMICS, INC.


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


--------------------------------------    --------------------------------------
Authorized Signature                                        Authorized Signature

                                   EXHIBIT "B"

                          PRINCIPAL REDUCTION SCHEDULE


                                       B-1